PROSPECTUS

MAY 1, 2021

INTELLIGENT VARIABLE ANNUITY

Individual Flexible Premium Deferred Variable Annuity Contract Funded Through

TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus describes information you should know before investing in the Intelligent Variable Annuity, an individual flexible premium deferred variable annuity contract offered by TIAA-CREF Life Insurance Company (“TIAA Life”) and funded through the TIAA-CREF Life Separate Account VA-1 (the “Separate Account”). Before you invest, please read this prospectus carefully, along with the fund prospectuses, and keep it for future reference.

The Contract is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment of those funds as lifetime income or through other payment options. The Contract is not available for purchase as part of any tax-qualified retirement plan.

Whether the Contract or certain investment options are available to you is subject to approval by regulatory authorities in your state. You may allocate your Premiums and Accumulation Value to the Investment Accounts of the Separate Account, each of which in turn, invests in one of the following mutual funds (“Portfolios”).

TIAA-CREF Life Balanced Fund

TIAA-CREF Life Core Bond Fund

TIAA-CREF Life Growth Equity Fund

TIAA-CREF Life Growth & Income Fund

TIAA-CREF Life International Equity Fund

TIAA-CREF Life Large-Cap Value Fund

TIAA-CREF Life Money Market Fund

TIAA-CREF Life Real Estate Securities Fund

TIAA-CREF Life Small-Cap Equity Fund

TIAA-CREF Life Social Choice Equity Fund

TIAA-CREF Life Stock Index Fund

Calamos Growth and Income Portfolio[1]

ClearBridge Variable Aggressive Growth Portfolio—Class I

ClearBridge Variable Small Cap Growth Portfolio—Class I

Credit Suisse Trust—Commodity Return Strategy Portfolio—Class I

DFA VA Equity Allocation Portfolio

DFA VA Global Bond Portfolio

DFA VA Global Moderate Allocation Portfolio

DFA VA International Small Portfolio

DFA VA International Value Portfolio

DFA VA Short-Term Fixed Portfolio

DFA VA US Large Value Portfolio

DFA VA US Targeted Value Portfolio

LVIP Delaware Diversified Income Fund—Standard Class[4]

Delaware VIP International Series—Standard Class[6]

Delaware VIP Small Cap Value Series—Standard Class

Franklin Income VIP Fund—Class 1

Franklin Mutual Shares VIP Fund—Class 1

Franklin Small-Mid Cap Growth VIP Fund—Class 1

Janus Henderson Forty Portfolio—Institutional Shares

Janus Henderson Overseas Portfolio—Institutional Shares[2]

Janus Henderson Mid Cap Value Portfolio—Institutional Shares

John Hancock Emerging Markets Value Trust

Matson Money Fixed Income VI Portfolio

Matson Money International Equity VI Portfolio

Matson Money U.S. Equity VI Portfolio

MFS Global Equity Series—Initial Class

MFS Growth Series—Initial Class[2]

MFS Massachusetts Investors Growth Stock Portfolio—Initial Class

MFS Utilities Series—Initial Class

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class

Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class

PIMCO VIT All Asset Portfolio—Institutional Class

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class

PIMCO VIT Real Return Portfolio—Institutional Class

PSF PGIM Jennison Focused Blend Portfolio—Class II

PSF Natural Resources Portfolio—Class II

PSF PGIM Jennison Value Portfolio—Class II

PVC Equity Income Account—Class 1

PVC MidCap Account—Class 1[3]

Royce Capital Fund Micro-Cap Portfolio—Investment Class

Royce Capital Fund Small-Cap Portfolio—Investment Class

T. Rowe Price® Health Sciences Portfolio I

T. Rowe Price® Limited-Term Bond Portfolio

Templeton Developing Markets VIP Fund—Class 1

Vanguard VIF Balanced Portfolio

Vanguard VIF Capital Growth Portfolio

Vanguard VIF Conservative Allocation Portfolio

Vanguard VIF Equity Index Portfolio

Vanguard VIF Global Bond Index Portfolio

Vanguard VIF High Yield Bond Portfolio

Vanguard VIF International Portfolio

Vanguard VIF Mid-Cap Index Portfolio

Vanguard VIF Moderate Allocation Portfolio

Vanguard VIF Real Estate Index Portfolio

Vanguard VIF Small Company Growth Portfolio[5]

Vanguard VIF Total Bond Market Index Portfolio

Vanguard VIF Total International Stock Market Index Portfolio

Vanguard VIF Total Stock Market Index Portfolio

VY® Clarion Global Real Estate Portfolio—Class I

Wanger International

Wanger Select

Wanger USA

Western Asset Variable Global High Yield Bond Portfolio—Class I

[1]  Closed to new investors 7/30/12

[2] Closed to new investors 2/18/13

[3] Closed to new investors 8/15/13

[4] Effective April 30, 2021 the Delaware VIP Diversified Income Series merged into the LVIP Delaware Diversified Income Fund.

[5] Closed to new investors 5/1/2020

[6] Closed to new investors 8/1/2019

As with all variable annuities, your Accumulation Value can increase or decrease, depending on how well the Investment Account’s Portfolio investment performs over time. TIAA Life doesn’t guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk.

Separate prospectuses for the Portfolios provide more information about the Portfolios listed above. Note that the prospectuses for the Portfolios may provide information for other portfolios that are not available through the Contract. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

More information about the Separate Account and the Contract is on file with the Securities and Exchange Commission (“SEC”) in a “Statement of Additional Information” (“SAI”) dated the same date as this prospectus. You can receive a free SAI by calling 877 694-0305. The SAI is “incorporated by reference” into the prospectus; that means it’s legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the Separate Account.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus describes the variable annuity issued by TIAA Life. It doesn’t constitute an offering in any jurisdiction where such an offering can’t lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you shouldn’t rely on it.

Intelligent Variable Annuity Prospectus	1

DEFINITIONS

Throughout the prospectus, “TIAA Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any Contract owner or any prospective Contract owner.

The terms and phrases below are defined so you’ll know precisely how we’re using them. To understand some definitions, you may have to refer to other defined terms.

1940 Act.  The Investment Company Act of 1940, as amended.

Administrative Office.  The office you must contact to exercise any of your rights under the Contract. You should send all payments and requests to: TIAA-CREF Life Insurance Company, P.O. Box 724508, Atlanta, Georgia, 31139; Telephone: 877 694-0305.

Accumulation Period.  The period that begins with your first Premium and continues as long as you still have an amount accumulated in the Separate Account.

Accumulation Unit.  A share of participation in the Separate Account.

Accumulation Value.  The total value of your Accumulation Units.

Annuitant. The natural person whose life is used in determining the annuity payments to be received. The Annuitant may be the Contract owner or another person.

Beneficiary.  Any person or institution named to receive benefits if you die during the Accumulation Period or if you die while any annuity income or death benefit payments remain due. You don’t have to name the same Beneficiary for both of these two situations.

Business Day. Any day the New York Stock Exchange (NYSE) is open for trading. A Business Day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Contract. The individual, flexible premium, deferred variable annuity contract described in this prospectus.

Contract owner or Owner. The person (or persons) who controls all the rights and benefits under a Contract.

General Account. All of our assets other than those allocated to the Separate Account or to any other TIAA-CREF Life Separate Account.

Good Order. An instruction that is received by TIAA Life that is sufficiently complete and clear, along with all forms, information, and supporting legal documentation so that TIAA Life does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a transfer request, a request to begin receiving annuity payments, or a death benefit claim, must be in good order. With respect to purchase requests, good order also generally includes receipt by us of sufficient funds to effect the transaction.

Income Option. Any of the ways you can receive annuity income. It is also referred to as an “annuity option.”

Internal Revenue Code (IRC). The Internal Revenue Code of 1986, as amended.

Investment Account. A sub-account of the Separate Account that invests its assets in shares of a corresponding Portfolio.

Non-Qualified Contracts. Annuity Contracts that are not issued in connection with a retirement plan intended to qualify for special federal income tax treatment under the IRC.

Portfolio. An investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The Contract allows you to indirectly invest in a series of investment companies that are listed on the front page of this prospectus.

Premium. Any amount you invest in the Contract.

Primary Owner. The person designated as such in the Contract application.

Qualified Contract. Annuity Contracts that are intended to qualify for special Federal income tax treatment under the IRC Section 408 or 408A. Currently, we are not offering Qualified Contracts.

Second Annuitant. The natural person whose life, together with the Annuitant’s life, is used in determining the amount of annuity payments and how long those payments will be received under the Two-Life Annuities Income Option.

Separate Account. TIAA-CREF Life Separate Account VA-1, which was established by TIAA Life under New York state law to fund your variable annuity. The Separate Account holds its assets apart from TIAA Life’s other assets.

TIAA. Teachers Insurance and Annuity Association of America.

TIAA Life. TIAA Life Insurance Company. TIAA Life is an indirect wholly owned subsidiary of TIAA.

Valuation Day. Any Business Day. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Separate Account are principally traded.

2	Prospectus Intelligent Variable Annuity

SUMMARY

Read this summary together with the detailed information you’ll find in the rest of the prospectus.

WHAT IS THE INTELLIGENT VARIABLE ANNUITY?

The Intelligent Variable Annuity is a variable annuity product that allows individual investors to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment based on the amounts accumulated as lifetime income or through other payment options. You generally are not taxed on any earnings or appreciation on the assets in the Contract until money is taken out of the Contract.

Under the Intelligent Variable Annuity Contract, you may allocate your Premiums and Accumulation Value among the Investment Accounts of TIAA-CREF Life Separate Account VA-1.

As with all variable annuities, your Accumulation Value can increase or decrease, depending on how well the Portfolio underlying the Investment Account performs over time. TIAA- Life doesn’t guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk.

The Contract is available to you provided it has been approved by the insurance department of your state of residence. Currently, the contract is approved in all states including the District of Columbia.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract, considering currently available Portfolios.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options. State premium taxes may also be deducted.

CONTRACTOWNER(S) TRANSACTION EXPENSES
Sales load imposed on purchases (as a percentage of Premiums)	None
Deferred sales load (as a percentage of Premiums or amount surrendered, as applicable)	None
Premium taxes[1] (as a percentage of Premiums, if applicable)	1.0–3.5%
Surrender fees (as a percentage of amount surrendered)	None
Transfer charges	None

[1]	Only applicable in certain states.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

CONTRACTOWNER(S) PERIODIC CONTRACT EXPENSES
Annual Maintenance Fee[2]	$25
Separate Account Annual Expenses (deducted daily from average Accumulation Value to equal the annual % shown)	Maximum		Current

	Years 1–10	Years 11+	Years 1–10	Years 11+
Mortality and expense risk charge[3]

Band 1: Accumulation Value < $100,000	0.40%	0.00%	0.40%	0.00%

Band 2: Accumulation Value $100,000–$500,000	0.25%	0.00%	0.25%	0.00%

Band 3: Accumulation Value > $500,000	0.15%	0.00%	0.15%	0.00%

Administrative expense charge[4]	0.30%	0.30%	0.10%	0.10%
TOTAL Separate Account Annual Expenses (Before Optional Riders)

Band 1: Accumulation Value < $100,000	0.70%	0.30%	0.50%	0.10%

Band 2: Accumulation Value $100,000–$500,000	0.55%	0.30%	0.35%	0.10%

Band 3: Accumulation Value > $500,000	0.45%	0.30%	0.25%	0.10%

Optional Guaranteed Minimum Death Benefit (GMDB) rider charge[5]	0.10%	0.10%	0.10%	0.10%
TOTAL Separate Account Annual Expenses (Including Optional Riders)

Band 1: Accumulation Value < $100,000	0.80%	0.40%	0.60%	0.20%

Band 2: Accumulation Value $100,000–$500,000	0.65%	0.40%	0.45%	0.20%

Band 3: Accumulation Value > $500,000	0.55%	0.40%	0.35%	0.20%

[2]

We impose the annual maintenance fee on every anniversary of your Contract and on surrender. The annual maintenance fee is waived if your Accumulation Value exceeds $25,000 on the anniversary date of your Contract or the date of surrender. If your Accumulation Value in the TIAA-CREF Life Money Market Investment Account is greater than the amount of the maintenance fee, the fee will be deducted from the TIAA-CREF Life Money Market Investment Account. Otherwise, the fee will be deducted from among the Investment Accounts in proportion to the Accumulation Value in each Investment Account.

[3]

Any transactions that would impact Accumulation value and cause a band change will effect that band change on the same business day. On the last business day of the month, if the Accumulation value has crossed a breakpoint the appropriate band will change will then be effected.

[4]

“Current (with fee waiver)”—We currently waive a portion of the Administrative Expense Charge, so that the current Administrative Expense Charge is 0.10%. We will provide at least three months’ notice before we raise the Administrative Expense Charge above 0.10%.

[5]	The same charges apply to single and joint life benefits.

Intelligent Variable Annuity Prospectus	3

ANNUAL PORTFOLIO OPERATING EXPENSES:

The following table shows the minimum and maximum total operating expenses charged by the currently available Portfolios that you may pay periodically during the time you own the Policy, both before and after any contractual fee waivers or reimbursements. These are based on the management fees, distribution (Rule 12b-1) fees, and other expenses charged by the Portfolios during the fiscal year ended December 31, 2020. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Gross Total Annual Portfolio Operating Expenses (before any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	0.09%	1.43%
Net Total Annual Portfolio Operating Expenses (net of any contractual waivers or reimbursements) (expenses that are deducted from Portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)[1]	0.09%	1.33%

[1]

Certain of the Portfolios have entered into contractual expense waiver or reimbursement arrangements that reduce Portfolio expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2022. More detail concerning the Portfolios’ contractual waivers and reimbursements can be found in the footnotes accompanying the next table.

The following table shows the fees (including management fees, distribution (Rule 12b-1) fees, and other expenses) charged by each Portfolio as a percentage of average daily net assets for the fiscal year ended December 31, 2020. Portfolio expenses are not fixed or specified under the terms of the Policy, and may change periodically.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses[2]	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses

TIAA-CREF Life Balanced Fund[3]	0.10%	0.00%	0.08%	0.41%	0.59%	0.08%	0.51%

TIAA-CREF Life Core Bond Fund[4]	0.30%	0.00%	0.07%	0.00%	0.37%	0.02%	0.35%

TIAA-CREF Life Growth Equity Fund[5]	0.45%	0.00%	0.09%	0.00%	0.54%	0.02%	0.52%

TIAA-CREF Life Growth & Income Fund[5]	0.45%	0.00%	0.09%	0.00%	0.54%	0.02%	0.52%

TIAA-CREF Life International Equity Fund[6]	0.50%	0.00%	0.14%	0.00%	0.64%	0.04%	0.60%

TIAA-CREF Life Large-Cap Value Fund[5]	0.45%	0.00%	0.16%	0.00%	0.61%	0.09%	0.52%

TIAA-CREF Life Money Market Fund[7]	0.10%	0.00%	0.10%	0.00%	0.20%	0.05%	0.15%

TIAA-CREF Life Real Estate Securities Fund[8]	0.50%	0.00%	0.12%	0.00%	0.62%	0.05%	0.57%

TIAA-CREF Life Small-Cap Equity Fund[9]	0.46%	0.00%	0.23%	0.00%	0.69%	0.16%	0.53%

TIAA-CREF Life Social Choice Equity Fund[10]	0.15%	0.00%	0.15%	0.00%	0.30%	0.08%	0.22%

TIAA-CREF Life Stock Index Fund[11]	0.06%	0.00%	0.03%	0.00%	0.09%	0.00%	0.09%

Calamos Growth and Income Portfolio	0.75%	0.00%	0.54%	0.00%	1.29%	0.00%	1.29%

Credit Suisse Trust Commodity Return Strategy Portfolio—Class 1[12,13]	0.59%	0.25%	0.22%	0.00%	1.06%	0.01%	1.05%

LVIP Delaware Diversified Income—Standard Class[14],15	0.58%	0.00%	0.08%	0.00%	0.66%	0.12%	0.54%

Delaware VIP International Series— Standard Class[16]	0.85%	0.00%	0.18%	0.00%	1.03%	0.17%	0.86%

Delaware VIP Small Cap Value Series—Standard Class	0.72%	0.00%	0.06%	0.00%	0.78%	0.00%	0.78%

DFA VA Equity Allocation Portfolio[17,18,19]	0.27%	0.00%	0.04%	0.22%	0.53%	0.19%	0.34%

DFA VA Global Bond Portfolio	0.21%	0.00%	0.03%	0.00%	0.24%	0.00%	0.24%

DFA VA Global Moderate Allocation Portfolio[17,18,20]	0.23%	0.00%	0.02%	0.21%	0.46%	0.18%	0.28%

DFA VA International Small Portfolio[21]	0.40%	0.00%	0.07%	0.00%	0.47%	0.00%	0.47%

DFA VA International Value Portfolio[22]	0.30%	0.00%	0.04%	0.00%	0.34%	0.00%	0.34%

DFA VA Short-Term Fixed Portfolio[23]	0.14%	0.00%	0.03%	0.00%	0.17%	0.00%	0.17%

DFA VA US Large Value Portfolio[24]	0.20%	0.00%	0.02%	0.00%	0.22%	0.00%	0.22%

DFA VA US Targeted Value Portfolio[25]	0.30%	0.00%	0.03%	0.00%	0.33%	0.00%	0.33%

4	Prospectus Intelligent Variable Annuity

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses[2]	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses

Franklin Income VIP Fund—Class 1[26,27]	0.46%	0.00%	0.01%	0.01%	0.48%	0.01%	0.47%

Franklin Small-Mid Cap Growth VIP Fund—Class 1[26,27]	0.80%	0.00%	0.05%	0.01%	0.86%	0.01%	0.85%

Franklin Mutual Shares VIP Fund—Class 1	0.68%	0.00%	0.05%	0.00%	0.73%	0.00%	0.73%

Templeton Developing Markets VIP Fund—Class 1	1.05%	0.00%	0.14%	0.00%	1.19%	0.00%	1.19%

VY® Clarion Global Real Estate Portfolio—Class 1[28]	0.90%	0.00%	0.18%	0.00%	1.08%	0.21%	0.87%

Janus Henderson Forty Portfolio[29]	0.68%	0.00%	0.08%	0.00%	0.76%	0.00%	0.76%

Janus Henderson Overseas Portfolio[29]	0.72%	0.00%	0.11%	0.00%	0.83%	0.00%	0.83%

Janus Henderson Mid Cap Value Portfolio[29]	0.62%	0.00%	0.19%	0.00%	0.81%	0.00%	0.81%

John Hancock Emerging Markets Value Trust[30,31]	0.86%	0.00%	0.20%	0.00%	1.06%	0.01%	1.05%

PSF PGIM Jennison Focused Blend Portfolio—Class II	0.75%	0.25%	0.26%	0.00%	1.26%	0.00%	1.26%

PSF Natural Resources Portfolio—Class II32	0.45%	0.25%	0.25%	0.02%	0.97%	0.01%	0.96%

PSF PGIM Jennison Value Portfolio—Class II	0.40%	0.25%	0.18%	0.00%	0.83%	0.00%	0.83%

ClearBridge Variable Aggressive Growth Portfolio—Class I	0.75%	0.00%	0.05%	0.00%	0.80%	0.00%	0.80%

Western Asset Variable Global High Yield Bond Portfolio—Class I	0.70%	0.00%	0.14%	0.01%	0.85%	0.00%	0.85%

ClearBridge Variable Small Cap Growth Portfolio—Class I	0.75%	0.00%	0.06%	0.00%	0.81%	0.00%	0.81%

Matson Money U.S. Equity VI Portfolio[33]	0.50%	0.00%	0.26%	0.27%	1.03%	0.00%	1.03%

Matson Money International Equity VI Portfolio[33]	0.50%	0.00%	0.33%	0.39%	1.22%	0.00%	1.22%

Matson Money Fixed Income VI Portfolio[33]	0.50%	0.00%	0.24%	0.14%	0.88%	0.00%	0.88%

MFS Growth Series—Initial Class	0.71%	0.00%	0.04%	0.00%	0.75%	0.00%	0.75%

MFS Global Equity Series—Initial Class[34]	0.90%	0.00%	0.26%	0.00%	1.16%	0.24%	0.92%

MFS Massachusetts Investors Growth Stock Portfolio—Initial Class	0.75%	0.00%	0.04%	0.00%	0.79%	0.00%	0.79%

MFS Utilities Series—Initial Class	0.74%	0.00%	0.05%	0.00%	0.79%	0.00%	0.79%

Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class	0.83%	0.00%	0.09%	0.00%	0.92%	0.00%	0.92%

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	0.85%	0.00%	0.19%	0.00%	1.04%	0.00%	1.04%

PIMCO VIT All Asset Portfolio—Institutional Class[35,36,37]	0.425%	0.00%	0.00%	0.80%	1.225%	0.10%	1.125%

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class[38,39]	0.74%	0.00%	0.35%	0.14%	1.23%	0.14%	1.09%

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class[40]	0.85%	0.00%	0.10%	0.00%	0.95%	0.00%	0.95%

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class[41]	0.75%	0.00%	0.03%	0.00%	0.78%	0.00%	0.78%

PIMCO VIT Real Return Portfolio—Institutional Class[42]	0.50%	0.00%	0.19%	0.00%	0.69%	0.00%	0.69%

PVC Equity Income Account—Class 1	0.47%	0.00%	0.01%	0.00%	0.48%	0.00%	0.48%

PVC MidCap Account—Class 1	0.54%	0.00%	0.00%	0.00%	0.54%	0.00%	0.54%

Royce Capital Fund Micro-Cap Portfolio—Investment Class[43]	1.25%	0.00%	0.22%	0.00%	1.47%	0.14%	1.33%

Intelligent Variable Annuity Prospectus	5

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses[2]	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses

Royce Capital Fund Small-Cap Portfolio—Investment Class[44]	1.00%	0.00%	0.19%	0.00%	1.19%	0.11%	1.08%

T. Rowe Price® Health Sciences Portfolio I45	0.95%	0.00%	0.00%	0.00%	0.95%	0.01%	0.94%

T. Rowe Price® Limited-Term Bond Portfolio[46]	0.70%	0.00%	0.00%	0.00%	0.70%	0.20%	0.50%

Vanguard VIF Balanced Portfolio	0.19%	0.00%	0.01%	0.00%	0.20%	0.00%	0.20%

Vanguard VIF Capital Growth Portfolio	0.33%	0.00%	0.01%	0.00%	0.34%	0.00%	0.34%

Vanguard VIF Conservative Allocation Portfolio	0.00%	0.00%	0.00%	0.13%	0.13%	0.00%	0.13%

Vanguard VIF Equity Index Portfolio	0.13%	0.00%	0.01%	0.00%	0.14%	0.00%	0.14%

Vanguard VIF Global Bond Index Portfolio	0.00%	0.00%	0.00%	0.13%	0.13%	0.00%	0.13%

Vanguard VIF High-Yield Bond Portfolio	0.24%	0.00%	0.02%	0.00%	0.26%	0.00%	0.26%

Vanguard VIF International Portfolio	0.37%	0.00%	0.01%	0.00%	0.38%	0.00%	0.38%

Vanguard VIF Mid-Cap Index Portfolio	0.16%	0.00%	0.01%	0.00%	0.17%	0.00%	0.17%

Vanguard VIF Moderate Allocation Portfolio	0.00%	0.00%	0.00%	0.12%	0.12%	0.00%	0.12%

Vanguard VIF Real Estate Index Portfolio	0.24%	0.00%	0.02%	0.00%	0.26%	0.00%	0.26%

Vanguard VIF Small Company Growth Portfolio	0.30%	0.00%	0.02%	0.00%	0.32%	0.00%	0.32%

Vanguard VIF Total Bond Market Index Portfolio	0.12%	0.00%	0.02%	0.00%	0.14%	0.00%	0.14%

Vanguard VIF Total International Stock Market Index Portfolio	0.00%	0.00%	0.00%	0.10%	0.10%	0.00%	0.10%

Vanguard VIF Total Stock Market Index Portfolio	0.00%	0.00%	0.00%	0.13%	0.13%	0.00%	0.13%

Wanger International[47]	0.97%	0.00%	0.28%	0.00%	1.25%	0.02%	1.23%

Wanger Select[48]	0.80%	0.00%	0.36%	0.00%	1.16%	0.27%	0.89%

Wanger USA[49]	0.87%	0.00%	0.23%	0.00%	1.10%	0.01%	1.09%

[1]	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

[2]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly as a result of the Fund’s investments. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s annual report.

[3]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund fees and expenses and extraordinary expenses) that exceed 0.10% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2022, unless changed with approval of the Board of Trustees.

[4]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.35% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2022, unless changed with approval of the Board of Trustees.

[5]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2022, unless changed with approval of the Board of Trustees.

[6]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2022, unless changed with approval of the Board of Trustees.

[7]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.15% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2022, unless changed with approval of the Board of Trustees.

[8]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and

6	Prospectus Intelligent Variable Annuity

expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2022, unless changed with approval of the Board of Trustees.

[9]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.53% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2022, unless changed with approval of the Board of Trustees.

[10]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2022, unless changed with approval of the Board of Trustees.

[11]

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC, has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2022, unless changed with approval of the Board of Trustees.

[12]

The portfolio invests in Credit Suisse Cayman Commodity Fund II, Ltd., a wholly-owned subsidiary of the portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). “Other Expenses” include expenses of both the portfolio and the Subsidiary.

[13]

Credit Suisse Trust (“The Trust”) and Credit Suisse Asset Management LLC. (“Credit Suisse”) have entered into a contract limiting operating expenses to 1.05% for Class 1 shares of the portfolio’s average daily net assets through at least May 1, 2022. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Trust’s board of trustees (the “Board of Trustees”)). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause the portfolio to exceed the expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before May 1, 2022.

[14]

Lincoln Investment Advisors Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.54% of the Fund’s average daily net assets for the Standard Class and 0.84% of the Fund’s average daily net assets for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue at least through April 30, 2023 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

[15]	Other Expenses are based on estimates for the current fiscal year.

[16]

The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding 0.86 of the Series’ average daily net assets from April 30, 2021 through April 30, 2022. The waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

[17]	The “Acquired Annual Fund Operating Expenses” and “Total Fund Operating Expenses” have been restated to reflect current fees.

[18]

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2022, and may only be terminated by the Fund’s Board of Directors prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

[19]

The “Management Fee” and “Total Fund Operating Expenses” have been adjusted to reflect the decrease in the management fee payable by the Portfolio from 0.30% to 0.27% effective as of February 28, 2021.

[20]

The “Management Fee” and “Total Fund Operating Expenses” have been adjusted to reflect the decrease in the management fee payable by the Portfolio from 0.25% to 0.23% effective as of February 28, 2021.

[21]

“Other Expenses” include “Acquired Fund Fees and Expenses,” which were less than 0.01% of the average net assets of the Portfolio. Since the “Acquired Fund Fees and Expenses” are not directly borne by the Portfolio, they are not reflected in the Portfolio’s financial statements, and therefore, the amounts listed in “Total Annual Fund Operating Expenses” will differ from those presented in the Financial Highlights.

[22]

The “Manaagement Fee” and “Total Annual Fund Operating Expenses” have been adjusted to reflect the decrease in the management fee payable by the Portfolio from 0.40% to 0.30% effective as of May 3, 2021.

[23]

The “Management Fee” and “Total Annual Fund Operating Expenses” have been adjusted to reflect the decrease in the management fee payable by the Portfolio from 0.18% to 0.14% effective as of May 3, 2021.

[24]

The “Management Fee” and “Total Annual Fund Operating Expenses” have been adjusted to reflect the decrease in the management fee payable by the Portfolio from 0.25% to 0.20% effective as of May 3, 2021.

[25]

The “Management Fee” and “Total Annual Fund Operating Expenses” have been adjusted to reflect the decrease in the management fee payable by the Portfolio from 0.35% to 0.30% effective as of May 3, 2021.

[26]

Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Intelligent Variable Annuity Prospectus	7

[27]

The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund’s investment in a Franklin Templeton money fund (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

[28]

The adviser is contractually obligated to limit expenses to 0.90% for Class I shares through May 1, 2022. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive 0.033% of the management fee through May 1, 2022. Termination or modification of these obligations requires approval by the Portfolio’s board.

[29]

The Portfolio pays an investment advisory fee rate that adjusts up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period.

[30]

The adviser contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on June 30, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[31]	“Management fee” has been restated to reflect the contractual management fee schedule effective March 1, 2022.

[32]

The Manager has contractually agreed to waive 0.008% of its investment management fee through June 30, 2022. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

[33]

Acquired Fund Fees and Expenses are indirect fees and expenses that the Portfolio incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Portfolio and does not include indirect expenses such as Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses have been restated for the current fiscal year.

[34]

Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the class’ investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.92% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least April 30, 2022.

[35]

Acquired Fund Fees and Expenses include interest expense of the underlying PIMCO Funds of 0.06%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense of the Underlying PIMCO Funds, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.065% for Institutional Class Shares.

[36]

Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Portfolio, as set forth in the Financial Highlights table of the Portfolio’s prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.

[37]

PIMCO has contractually agreed, through May 1, 2022, to reduce its advisory fee to the extent that the Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limits. The waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The fee reduction is implemented based on a calculation of Underlying PIMCO Fund Expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses listed in the table above.

[38]

“Other Expenses” include interest expense of 0.35%. Interest expense is borne by the Portfolio separately from the management fees paid to Pacific Investment Management Company LCC (“PIMCO”). Excluding interest expense, Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.74% for Institutional Class Shares.

[39]

PIMCO has contractually agreed to waive the Portfolio’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the “CRRS Subsidiary”) to PIMCO. The CRRS Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the CRRS Subsidiary is in place.

[40]

“Other Expenses” include interest expense of 0.10%. Interest expense is borne by the Portfolio separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.85% for Institutional Class shares.

[41]

“Other Expenses” include interest expense of 0.37%. Interest expense is borne by the Portfolio separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.75% for Institutional Class shares.

[42]

“Other Expenses” include interest expense of 0.19%. Interest expense is borne by the Portfolio separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Portfolio Operating Expenses are 0.50% for Institutional Class shares.

[43]

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.33% through April 30, 2022.

[44]

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.08% through April 30, 2022.

8	Prospectus Intelligent Variable Annuity

[45]

T. Rowe Price Associates, Inc. has contractually agreed (at least through April 30, 2022) to waive a portion of the fund’s management fees in order to limit the fund’s management fees to 0.94% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc. by the fund.

[46]

T. Rowe Price Associates, Inc. has contractually agreed (at least through April 30, 2022) to waive a portion of the fund’s management fees in order to limit the fund’s management fees to 0.50% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc. by the fund.

[47]

Columbia Wanger Asset Management, LLC (the Investment Manager) has contractually agreed to waive fees and reimburse certain expenses of the Fund, through April 30, 2022, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rate of 1.23%. This arrangement may only be amended or terminated with approval from the Fund’s Board of Trustees and the Investment Manager.

[48]

Columbia Wanger Asset Management, LLC (the Investment Manager) has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Fund through April 30, 2022. This arrangement may only be amended or terminated with approval from the Fund’s Board of Trustees and the Investment Manager. The fee waivers and/or expense reimbursements shown in the table also reflect the contractual agreement of the Investment Manager to waive fees and reimburse certain expenses of the Fund, through April 30, 2022, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any), inclusive of net advisory fees, do not exceed the annual rate of 0.89%. This arrangement may only be amended or terminated with approval from the Fund’s Board of Trustees and the Investment Manager.

[49]

Columbia Wanger Asset Management, LLC (the Investment Manager) has contractually agreed to waive fees and reimburse certain expenses of the Fund, through April 30, 2022, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rate of 1.09%. This arrangement may only be amended or terminated with approval from the Fund’s Board of Trustees and the Investment Manager.

The fee and expense information relating to the Portfolios was provided by the Portfolios or their investment managers or other service providers. We have not and cannot independently verify either the accuracy or completeness of such information.

Portfolio expenses are paid by each underlying Portfolio before TIAA-CREF Life is provided with the Portfolio’s daily net asset value. TIAA-CREF Life then deducts Separate Account charges from the net asset value of the corresponding Investment Account.

Examples

The next two tables provide examples that are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses, and annual Portfolio operating expenses for currently available Portfolios.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples also assume the full annual Contract maintenance fee of $25 is charged. The examples also assume that the Accumulation Value is less than $100,000, and thus the full mortality and expense risk charge of 0.40% is assessed. The example assumes that the Fund’s expense reimbursement agreement will remain in place for one year but that there will be no waiver or expense reimbursement agreement in effect thereafter.

The first example assumes that there is no administrative expense charge waiver (and thus the administrative expense charge is 0.30%). The second example assumes the current administrative expense charge waiver for each period (and thus the administrative expense charge is 0.10%). We also show you the costs with and without the GMDB optional benefit. In both examples, we show you the costs assuming either the maximum or the minimum fees and expenses of the Portfolios.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be (whether or not you continue to own, surrender or annuitize your Contract at the end of the applicable time period):

EXAMPLE WITHOUT FEE WAIVERS	1 Year	3 Years	5 Years	10 Years
Maximum Portfolio fees & expenses—no GMDB	$245	$752	$1,284	$2,726
Maximum Portfolio fees & expenses—with GMDB	$255	$783	$1,334	$2,827
Minimum Portfolio fees & expenses—no GMDB	$106	$327	$562	$1,218
Minimum Portfolio fees & expenses—with GMDB	$116	$358	$616	$1,335

EXAMPLE WITH FEE WAIVERS	1 Year	3 Years	5 Years	10 Years
Maximum Portfolio fees & expenses—no GMDB	$211	$678	$1,169	$2,510
Maximum Portfolio fees & expenses—with GMDB	$221	$709	$1,220	$2,613
Minimum Portfolio fees & expenses—no GMDB	$85	$264	$452	$980
Minimum Portfolio fees & expenses—with GMDB	$95	$295	$507	$1,100

These tables are provided to help you understand the various expenses you would bear directly or indirectly as an Owner of a Contract. Remember that they don’t represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see “Charges,” below.

For Accumulation Unit value information for each Investment Account, please refer to Appendix A.

Intelligent Variable Annuity Prospectus	9

HOW DO I PURCHASE A CONTRACT?

To purchase a Contract, you must complete an application and make an initial payment of at least $2,500. We reserve the right to lower the initial premium amount to $250. Additional Premiums, including under an automatic investment plan using Electronic Funds Transfers (EFT), must be at least $50. For more information, see “Purchasing a Contract and Remitting Premiums.”

CAN I CANCEL MY CONTRACT?

You can examine the Contract and return it to TIAA Life for a refund, until the end of the “free look” period specified in your Contract (which is a minimum of 10 days, but varies by state). In states that permit it, we’ll refund the Accumulation Value calculated on the date that you returned the Contract and the refund request to us. (Note that the value of your initial Premium may have gone down during the period.) Where state law requires, the refund will equal all payments you have made. We will consider the Contract returned on the date it’s postmarked and properly addressed with postage pre-paid or, if it’s not postmarked, on the day we receive it at our Administrative Office. We will send you the refund within 7 days after we get written notice of cancellation and the returned Contract. If you live in a state that requires refund of Premiums, Premiums will be allocated to the TIAA-CREF Life Money Market Investment Account during the “free look” period. For more information, see “Purchasing a Contract and Remitting Premiums.”

CAN I TRANSFER AMONG THE INVESTMENT OPTIONS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

Subject to limitations, you may transfer portions of your Accumulation Value among the Investment Accounts. For more information, see “Transfers” and “Transfer Policies Regarding Market Timing and Frequent Trading.”

You may surrender your Contract or take cash withdrawals at any time before all of your Accumulation Value is applied to an annuity option on the annuity starting date. All cash withdrawals must be for at least $1,000 or your entire Accumulation Value. For more information, see “Cash Withdrawals.” Cash withdrawals may be taxed. You may have to pay an IRS tax penalty on earnings if you take a cash withdrawal before age 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

You may elect to apply all or a portion of your Accumulation Value to receive guaranteed fixed annuity payments under the Contract that are payable from the General Account. The Contract offers a variety of annuity options, including: One-Life Annuities, which pay income as long as the Annuitant lives or until the end of a specified guaranteed period, whichever is longer; Fixed-Period Annuities, which pay income for a period of between 2 and 30 years; and Two-Life Annuities, which pay income as long as the Annuitant lives, then continues at either the same or a reduced level for the life of the Second Annuitant or until the end of a specified guaranteed period, whichever is  greater. For more information, see “The Contract—the Annuity Period.”

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

A death benefit will be paid if either the Owner or Annuitant dies during the Accumulation Period. The amount of the death benefit is the Accumulation Value on the Valuation Day we authorize payment of the death benefit. If, however, you have elected the Guaranteed Minimum Death Benefit (available for an extra charge), and this amount is greater than the Accumulation Value, we will instead pay the Guaranteed Minimum Death Benefit. For more information, see “Death Benefits.”

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The Contracts are issued by TIAA-CREF Life Insurance Company (TIAA Life), a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA Life is solely responsible for its contractual obligations.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, form the principal retirement system for the nation’s education and research communities and form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

THE SEPARATE ACCOUNT

On July 27, 1998, we established TIAA-CREF Life Separate Account VA-1 under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Contract. We may use the Separate Account to support other variable annuity contracts we issue. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

10	Prospectus Intelligent Variable Annuity

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The assets in the Separate Account are kept separate from our General Account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our General Account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Contract and are not discussed in this prospectus.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios through various Investment Accounts. The Portfolios are open-end management investment companies registered with the SEC under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Portfolios by the SEC.

Certain Portfolios invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Before investing, carefully read the Portfolios’ prospectuses. The Portfolios’ prospectuses contain more information on each Portfolio’s investment objectives, strategies, limitations, risks, expenses and investment managers. In addition, the Portfolios’ prospectuses may detail additional fees, limitations or restrictions that may be imposed on the Investment Accounts and that we, in turn, may enforce against a Contract. The prospectus for each Portfolio is available by contacting us. In addition, if you receive a summary prospectus for a Portfolio, you may obtain a full statutory prospectus by referring to the contact information for the Portfolio Company on the cover page of the summary prospectus.

Payments from Portfolios

We (and our affiliates) may receive payments, which may be significant, from some or all of the Portfolios, their investment managers, distributors or affiliates thereof.

These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the management fee deducted from Contract assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these management fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive may be based upon a percentage of the Portfolio’s assets owned by the Investment Accounts. These percentages differ from Portfolio to Portfolio. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Contracts.

Some of the Portfolios have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act. Under these plans, we or our affiliates may receive some or all of a Portfolio’s 12b-1 fees. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Contracts. These payments are deducted from the assets of the Portfolios; therefore, they decrease the Portfolios’ investment return.

Furthermore, we (and our affiliates) receive additional compensation on assets invested in the TIAA-CREF proprietary funds because our affiliates receive payments from the Portfolios for investor advisory and/or other services. Thus, we may receive more revenue with respect to proprietary Portfolios than non-proprietary Portfolios.

These arrangement may be a factor that we consider in including any Portfolios as Investment Accounts of the Separate Account.

Selection of Portfolios

We select the Portfolios based on several criteria, including asset class coverage, the strength of the investment manager’s (or sub-adviser’s) reputation and record, investment performance and our ability to receive payments as described above.

We have added TIAA-CREF Portfolios at least in part because they are managed by our affiliate, Teachers Advisors, LLC. We review the Portfolios periodically and may remove a Portfolio or limit its availability for future transfers and allocations if we determine that the Portfolio no longer meets one or more of the selection criteria and/or if the Portfolio has not attracted significant allocation from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You are responsible for choosing your Investment Accounts and your allocations so that they are appropriate for your specific circumstances, including your goals, financial situation and risk tolerance. You should consult your registered representative who can provide advice on the Portfolios offered as not all of them may be suitable for long-term investment needs. You should monitor and periodically review your Investment Account selections and allocations to determine if they are still appropriate.

Intelligent Variable Annuity Prospectus	11

Portfolio Investment Managers and Investment Objectives

The following table summarizes each Portfolio’s investment objective(s). There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the Portfolio prospectuses. You should read these prospectuses carefully.

Portfolio	Investment Manager	Investment Objective

TIAA-CREF Life Balanced Fund	Teachers Advisors, LLC	Seeks a favorable long-term total return, consisting of capital appreciation and current income.

TIAA-CREF Life Core Bond Fund	Teachers Advisors, LLC	Seeks a favorable long-term return through income primarily from investment-grade fixed-income securities.

TIAA-CREF Life Growth Equity Fund	Teachers Advisors, LLC	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Life Growth & Income Fund	Teachers Advisors, LLC	Seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

TIAA-CREF Life International Equity Fund	Teachers Advisors, LLC	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF Life Large-Cap Value Fund	Teachers Advisors, LLC	Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Life Money Market Fund[1]	Teachers Advisors, LLC	Seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Life Real Estate Securities Fund	Teachers Advisors, LLC	Seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF Life Small-Cap Equity Fund	Teachers Advisors, LLC	Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA-CREF Life Social Choice Equity Fund	Teachers Advisors, LLC	Seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain environmental, social and governance (“ESG”) criteria.

TIAA-CREF Life Stock Index Fund	Teachers Advisors, LLC	Seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

Calamos Growth and Income Portfolio	Calamos Advisors LLC	Seeks high long-term total return through growth and current income.

ClearBridge Variable Aggressive Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Investments, LLC (sub-advisor)	Seeks capital appreciation.

ClearBridge Variable Small Cap Growth Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC ClearBridge Investments, LLC (sub-advisor)	Seeks long-term growth of capital.

Credit Suisse Trust—Commodity Return Strategy Portfolio—Class I	Credit Suisse Asset Management LLC	Seeks total return.

LVIP Delaware Diversified Income Fund—Standard Class	Lincoln Investment Advisors Corporation, Delaware Investment Fund Advisers (sub-advisor)	Seeks maximum long-term total return consistent with reasonable risk.

Delaware VIP International Series— Standard Class	Delaware Management Company	Seeks long-term capital growth.

Delaware VIP Small Cap Value Series—Standard Class	Macquarie Investment Management Global Limited and Macquarie Funds Management Hong Kong Limited	Seeks capital appreciation.

12	Prospectus Intelligent Variable Annuity

Portfolio	Investment Manager	Investment Objective

DFA VA Equity Allocation Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor), & DFA Australia Limited (sub-advisor)	Seeks long-term capital appreciation.

DFA VA Global Bond Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor), & DFA Australia Limited (sub-advisor)	Seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns.

DFA VA Global Moderate Allocation Portfolio	Dimensional Fund Advisors LP	Seeks total return consisting of capital appreciation and current income.

DFA VA International Small Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor), & DFA Australia Limited (sub-advisor)	Seeks long-term capital appreciation.

DFA VA International Value Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor), & DFA Australia Limited (sub-advisor)	Seeks long-term capital appreciation.

DFA VA Short-Term Fixed Portfolio	Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. (sub-advisor), & DFA Australia Limited (sub-advisor)	Seeks a stable real return in excess of the rate of inflation with a minimum of risk.

DFA VA US Large Value Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.

DFA VA US Targeted Value Portfolio	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.

Franklin Income VIP Fund—Class 1	Franklin Advisory Services, LLC	Seeks to maximize income while maintaining prospects for capital appreciation.

Franklin Mutual Shares VIP Fund—Class 1	Franklin Mutual Advisers, LLC	Seeks capital appreciation, with income as a secondary goal.

Franklin Small-Mid Cap Growth VIP Fund—Class 1	Franklin Advisory Services, LLC	Seeks long-term capital growth.

Janus Henderson Forty Portfolio	Janus Capital Management LLC	Seeks long-term growth of capital.

Janus Henderson Overseas Portfolio	Janus Capital Management LLC	Seeks long-term growth of capital.

Janus Henderson Mid Cap Value Portfolio	Janus Capital Management LLC	Seeks capital appreciation.

John Hancock Emerging Markets Value Trust	John Hancock Variable Trust Advisors, LLC. Dimensional Fund Advisors LP (sub-advisor)	Seeks long term capital appreciation.

Matson Money Fixed Income VI Portfolio	Matson Money, Inc.	Seeks total return, consisting of current income and capital appreciation.

Matson Money International Equity VI Portfolio	Matson Money, Inc.	Seeks long-term capital appreciation.

Matson Money U.S. Equity VI Portfolio	Matson Money, Inc.	Seeks long-term capital appreciation.

MFS Global Equity Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.

MFS Growth Series—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.

MFS Massachusetts Investors Growth Stock Portfolio—Initial Class	Massachusetts Financial Services Company	Seeks capital appreciation.

MFS Utilities Series—Initial Class	Massachusetts Financial Services Company	Seeks total return.

Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class	Neuberger Berman Investment Advisers LLC	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	Neuberger Berman Investment Advisers LLC	Seeks growth of capital.

PIMCO VIT All Asset Portfolio—Institutional Class	Pacific Investment Management Company LLC Research Affiliates, LLC (sub-adviser)	Seeks maximum real return, consistent with preservation of real capital and prudent investment managements.

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum real return, consistent with prudent investment management.

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Global Bond Portfolio (Unhedged)—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

Intelligent Variable Annuity Prospectus	13

Portfolio	Investment Manager	Investment Objective

PIMCO VIT Real Return Portfolio—Institutional Class	Pacific Investment Management Company LLC	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PSF PGIM Jennison Focused Blend Portfolio—Class II	PGIM Investments LLC, Jennison Associates LLC (sub-adviser)	Seeks long-term growth of capital.

PSF Natural Resources Portfolio—Class II	PGIM Investments LLC, Allianz Global Investors U.S. LLC (sub-adviser)	Seeks long-term growth of capital.

PSF PGIM Jennison Value Portfolio—Class II	PGIM Investments LLC, Jennison Associates LLC (sub-adviser)	Seeks capital appreciation.

PVC Equity Income Account I—Class 1	Principal Global Investors, LLC Edge Asset Management, Inc. (sub-advisor)	Seeks to provide current income and long-term growth of income and capital.

PVC MidCap Account—Class 1	Principal Global Investors, LLC Aligned Investors (sub-advisor)	Seeks long-term growth of capital.

Royce Capital Fund Micro-Cap Portfolio—Investment Class	Royce Investment Partners	Seeks long-term growth of capital.

Royce Capital Fund Small-Cap Portfolio—Investment Class	Royce Investment Partners	Seeks long-term growth of capital.

T. Rowe Price® Health Sciences Portfolio I	T.Rowe Price Associates, Inc.	Seeks long term capital appreciation.

T. Rowe Price® Limited-Term Bond Portfolio	T.Rowe Price Associates, Inc.	Seeks a high level of income consistent with moderate fluctuations in principal value.

Templeton Developing Markets VIP Fund—Class 1	Templeton Asset Management Ltd. Franklin Templeton Investment Management Limited (sub-advisor)	Seeks long-term capital growth.

Vanguard VIF Balanced Portfolio	Wellington Management Company LLP	Seeks long-term capital appreciation and reasonable current income.

Vanguard VIF Capital Growth Portfolio	PRIMECAP Management Company	Seeks to provide long-term capital appreciation.

Vanguard VIF Conservative Allocation Portfolio	The Vanguard Group, Inc.	Seeks to provide current income and low to moderate capital appreciation.

Vanguard VIF Equity Index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measures the investment return of large capitalization stocks.

Vanguard Global Bond Index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measure the investment return of the global investment grade, fixed income market.

Vanguard VIF High Yield Bond Portfolio	Wellington Management Co. LLP	Seeks to provide a high level of current income.

Vanguard VIF International Portfolio	Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.	Seeks to provide long-term capital appreciation.

Vanguard VIF Mid-Cap Index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measure the investment return of mid-capitalization stocks.

Vanguard VIF Moderate Allocation Portfolio	The Vanguard Group, Inc.	Seeks to provide capital appreciation and low to moderate level of current income.

Vanguard VIF Real Estate Index Portfolio	The Vanguard Group, Inc.	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real-estate related investments.

Vanguard VIF Small Company Growth Portfolio	ArrowMark Colorado Holdings, LLC, and The Vanguard Group, Inc.	Seeks to provide long term capital appreciation.

Vanguard VIF Total Bond Markets Value Trust	The Vanguard Group, Inc.	Seeks to track the performance of a broad, market-weighted bond index.

Vanguard VIF Total International Stock Market Index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.

14	Prospectus Intelligent Variable Annuity

Portfolio	Investment Manager	Investment Objective

Vanguard VIF Total Stock Market index Portfolio	The Vanguard Group, Inc.	Seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

VY® Clarion Global Real Estate Portfolio—Class I	Voya Investments, LLC, CBRE Clarion Securities LLC (sub-adviser)	Seeks high total return consisting of capital appreciation and current income.

Wanger International	Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.

Wanger Select	Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.

Wanger USA	Columbia Wanger Asset Management, LLC	Seeks long-term capital appreciation.

Western Asset Variable Global High Yield Bond Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd, (sub-advisors)	Seeks to maximize total return.
[1]

There is no assurance that this Portfolio will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based insurance charges, the yield on this Investment Account may become low and possibly negative.

Note that the prospectuses for the Portfolios may provide information for other portfolios that are not available through the Contract. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios listed above.

These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Contract may be very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment manager. Nevertheless, the investment performance of the Portfolios available under the Contract may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Contract will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment manager, the same investment objectives and policies, and/or a very similar or nearly identical name. Please read the prospectuses to obtain more complete information regarding the Portfolios. Keep this prospectus and the Portfolios’ prospectuses for future reference.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Contract. When required by law, we will obtain approval by you, the SEC, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;

•	operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

•	taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

•	adding, combining or removing Investment Accounts in the Separate Account;

•

substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or any other investment permitted by law;

•	change the way we deduct or collect charges under the Contract, but without increasing the charges unless and to the extent permitted by other provisions of this Contract;

•	making any other necessary technical changes in this Contract in order to conform with any action this provision permits us to take; and

•	adding to, eliminating, or suspending your ability to allocate Premiums or transfer Accumulation Value into any Investment Option.

We can add new Investment Accounts in the future that would invest in other Portfolios, funds or other investment vehicles. We don’t guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund or other investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the Securities and Exchange Commission. A Portfolio also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Contract.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Accumulation Value is allocated. Information

Intelligent Variable Annuity Prospectus	15

about any such change will be filed with any regulatory authority where required and will be subject to any required approval.

If you object to a material change and a portion of your Accumulation Value is attributable to the affected Investment Account, then you may transfer that value into another Investment Account.

To effect such transfers, we must receive your request in Good Order at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct a transfer charge for this transaction.

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Portfolios being offered through the Investment Accounts in your Contract. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your Contract. If we don’t receive timely instructions from you, we will vote your shares in the same proportion as the voting instructions received on all outstanding Contracts. Please note that the effect of proportional voting is that a small number of Contract owners may control the outcome of a vote. We may vote the shares of the Portfolios in our own right in some cases, if we determine that we may legally do so.

The number of Portfolio shares attributable to you is determined by dividing your interest in the applicable

Investment Account by the net asset value of the underlying Portfolio.

THE CONTRACT—THE ACCUMULATION PERIOD

The Non-Qualified Contract is an individual flexible-premium (you can contribute varying amounts) deferred variable annuity that accepts only after-tax dollars. The rights and benefits of the Contract are summarized below. However, the descriptions you read here are qualified entirely by the Contract itself.

PURCHASING A CONTRACT AND REMITTING PREMIUMS

Minimum Initial and Maximum Additional Premiums: We will issue you a Non-Qualified Contract as soon as we receive, in Good Order at our Administrative Office, your complete and accurate application, Premium, and all other information we may require. Initial Premiums must be for at least $2,500.

Please send your check, payable to TIAA Life Insurance Company, along with the application to:

New Business Dept.

TIAA Life Insurance Co.

P.O. Box 1291

Charlotte, NC 28201-9908

Note that we cannot accept money orders, travelers’ checks, or cash. In addition, we will not accept a third-party check where the relationship of the payer to the Contract owner cannot be identified from the face of the check. We will credit your initial Premium within two Business Days after we receive all necessary information or the Premium itself, whichever is later. If we don’t have the necessary information within five Business Days, we’ll return your initial Premium at that time unless you provide us specific consent to retain the initial Premium until your application is complete and in Good Order.

Additional Premiums: Additional Premiums must be for at least $50. We reserve the right to limit Premiums to no more than $1,000,000 a year.

Send a check, payable to TIAA Life Insurance Company, including your Contract number, to:

TC-Life VA Collections

P.O. Box 933866

Atlanta, GA 31139-3866

These Premiums will be credited as of the Business Day we receive them, and allocated in the same way as your investment instructions currently on file, unless you instruct otherwise. Currently, TIAA Life will accept Premiums at any time both the Contract owner(s) and the Annuitant(s) are living and your Contract is in the Accumulation Period. However, we reserve the right not to accept Premiums under this Contract after you have been given three months’ notice.

If we exercise our right to reject and/or place limitations on the acceptance and/or allocation of additional Premium, you may be unable to, or limited in your ability to, increase your Accumulation Value through additional Premium, and this restriction may also impact the value of any future benefits under the optional GMDB if elected, or any future Annuitization election. Before you purchase the Contract and determine the amount of your initial premium, you should consider the fact that we may suspend, reject or limit additional Premiums at some point in the future. You should consult with your registered representative before purchase.

Electronic Payment. You may make initial or subsequent investments by electronic payment. You may also establish an automatic investment plan using Electronic Funds Transfers (EFT) by completing an authorization form. If the automatic investment plan is used for a Qualified Contract, the Contract owner should consult a tax adviser for advice regarding maximum contributions. A federal wire is usually received the same day and an Automated Clearing House (“ACH”) credit or debit transfer is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH transfer is usually less expensive than a federal wire. Here’s what you need to do:

1.	If you are sending in an initial Premium, send us your application;

2.	Instruct your bank to wire money to:

Wells Fargo

ABA Number 121000248

San Francisco, CA

Account of: TIAA-CREF Life Insurance Company

Account Number: 2000035305820

16	Prospectus Intelligent Variable Annuity

3.	Specify on the wire:

•	Your name, address and Social Security Number (s) or Taxpayer Identification Number

•	Indicate if this is for a new application or existing Contract (provide Contract number if existing)

More About Remitting Premiums. We will not be deemed to have received any Premiums sent to the addresses designated in this prospectus for remitting Premiums until the third party service administrator has received such Premiums along with any necessary information.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, residential address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

If we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include cancelling your contract.

Certain Restrictions. You may only open one Contract in any calendar year. Except as otherwise described in this prospectus, the Contract doesn’t restrict how large your Premiums are or how often you send them, although we reserve the right to impose restrictions in the future.

We reserve the right to reject any Premium payment or to place dollar limitations on the amount of a Premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a Premium payment. We may also be required to block a Contract owner’s account and refuse to pay any request for transfers, annuity payments, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Investment Account Accumulation

At the end of any Business Day, the Accumulation Value in each Investment Account is equal to the number of Accumulation Units in each Investment Account multiplied by the Accumulation Unit value for that Investment Account.

The Number of Accumulation Units in any Investment Account at the end of the day will be increased by:

•	Premiums allocated to that Investment Account; and

•	Transfers from another Investment Account;

And will be decreased by:

•	Deductions of Premium taxes incurred for the Investment Account; and

•	Withdrawals from Accumulation Value in the Investment Account; and

•	Annuitization of Accumulation Value in the Investment Account; and

•	Transfers to another Investment Account; and

•	Any portion of the death benefit paid; and

•	Annual maintenance fee that has been deducted from the Investment Account; and

•	Redemption charges imposed by a Portfolio underlying an Investment Account.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Accumulation Units. We determine the number of Accumulation Units we credit to, or subtract from, your Contract by dividing the dollar amount of the transaction by the Accumulation Unit value for that Investment Account at the end of the Business Day.

ACCUMULATION UNIT VALUE

We determine an Accumulation Unit value for each Investment Account to reflect how investment performance affects the Accumulation Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

The Accumulation Unit value of any Investment Account at the end of any Business Day equals:

•	The Accumulation Unit value of the Investment Account on the immediately preceding Business Day; multiplied by

•	The net investment factor for that Investment Account on that Business Day.

The net investment factor:

•	Measures the investment performance of an Investment Account from one Business Day to the next;

•	Increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio;

•	Decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the underlying Portfolio expenses; and

•	During the first 10 contract years, decreases to reflect the mortality and expense risk charge which is based upon the following annual rates applied to total value in all Investment Accounts:

•	0.40% if the value of Accumulation Units in all Investment Accounts is less than $100,000;

•	0.25% if the value of Accumulation Units in all Investment Accounts is from $100,000 to $500,000; and

Intelligent Variable Annuity Prospectus	17

•	0.15% if the value of Accumulation Units in all Investment Accounts is more than $500,000.

•	In contract years 11 and later, the annual rate is 0% regardless of the value of Accumulation Units in all Investment Accounts;

•	Decreases to reflect an Administrative Expense charge of 0.10% (0.30% maximum) for all contract years; and

•	If applicable, decreases to reflect the Guaranteed Minimum Death Benefit (GMDB) rider charge of 0.10%.

Accumulation Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day.

We deduct the mortality and expense risk charge to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur. The mortality risk is the risk that an Annuitant will live for a longer time than we project. The expense risk is the risk that the expenses that we incur will exceed the Contract charges.

In order to accommodate the varying mortality and expense risk charges, as well as the application of the GMDB rider charges on certain Contracts, separate Accumulation Unit values will be maintained via different charge bands. On the last Business Day of each month, we will transfer Accumulation Units between bands if your Accumulation Value on that day increases above or decreases below a particular band breakpoint. In addition, on any Business Day in which you make a Premium or withdrawal we also will transfer Accumulation Units between bands if the Premium or withdrawal causes your Accumulation Value on that day to increase above or decrease below a particular band breakpoint.

GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS

You can tell us how much you want to transfer or withdraw in dollars, Accumulation Units, or as a percentage of your Accumulation Value.

Transfers and cash withdrawals are effective at the end of the Business Day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a Business Day will be effective at the end of the next Business Day.

TRANSFERS

You can transfer some (at least $250 at a time) or the entire amount you accumulate under your Contract among the Separate Account’s Investment Accounts. Currently, we limit the number of transfers you may make among the Investment Account options. Please see “Transfer Policies Regarding Market Timing and Frequent Trading.” We do not assess a transfer charge.

To request a transfer, write to or call our Administrative Office, or go to our Web Center’s account access feature at www.tiaa.org. If you make a telephone or Internet transfer at any time other than during a Business Day, it will be effective at the close of the next Business Day. We can suspend or terminate your ability to transfer by telephone, fax, or over the Internet at any time for any reason.

TRANSFER POLICIES REGARDING MARKET TIMING AND FREQUENT TRADING

There are Contract owners who may try to profit from transferring money back and forth among Investment Accounts in an effort to “time” the market. As money is shifted in and out of these Investment Accounts, we incur transaction costs and the underlying Portfolios incur expenses for buying and selling securities. These costs are borne by all Contract owners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for Portfolios invested primarily in foreign securities, such as the TIAA-CREF Life International Equity Fund.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, if, within a 60-day calendar day period, a Contract owner redeems or exchanges any monies out of an Investment Account that holds shares of a Portfolio (other than an Investment Account that invests in the TIAA-CREF Life Money Market Fund and transfers made pursuant to the dollar cost averaging and automatic account rebalancing programs), subsequently purchases or exchanges any monies back into that same Investment Account holding shares of the Portfolio and then redeems or exchanges any monies out of the same Investment Account, the Contract owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same Investment Account holding shares of the Portfolio through a purchase or exchange for 90 calendar days.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Investment Account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the Portfolios under the separate account.

If we regard the transfer activity as disruptive to an underlying Portfolio’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a Contract owner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all Contract owners. We reserve the right to waive these policies where management believes that the waiver is in the Contract owners’ best interests and

18	Prospectus Intelligent Variable Annuity

that imposition of the policy’s restrictions is not necessary to protect Contract owners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The Contract is not appropriate for market timing. You should not invest in the Contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the Portfolios under the Separate Account.

Contract owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA Life or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term Contract owners, increased transaction costs, and interference with the efficient portfolio management of the affected Portfolio.

The Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The policies and procedures of a Portfolio may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other Portfolios. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the Portfolios. However, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Contract owners who violate the market timing and excessive trading policies established by the Portfolio.

CASH WITHDRAWALS

You can withdraw some or all of your Accumulation Value in the Investment Accounts. Cash withdrawals must be for at least $1,000 (or your entire Accumulation Value, if less). Any withdrawal that would reduce your entire Accumulation Value below $1,000 will be considered a request for a full surrender. Surrenders from Qualified Contracts may be restricted or prohibited. There’s no charge for cash withdrawals. If you do not specify which Investment Accounts to take the withdrawal from, we will take it from all of your Investment Accounts in proportion to the value you have in each Investment Account.

If you withdraw your entire Accumulation Value in the Separate Account, we’ll cancel your Contract and all of our obligations to you under the Contract will end. We will deduct the annual maintenance fee from any surrender proceeds.

Withdrawals are subject to income tax, and a 10% penalty tax may apply if you are under age 59 1/2. (See “Federal Income Taxes.”)

SYSTEMATIC WITHDRAWALS

If your Accumulation Value is at least $10,000, you may have withdrawals made from one or more of the Investment Accounts on a systematic basis. Systematic withdrawals can be made monthly, quarterly, semi-annually or annually, from the first to the twenty-eighth day of the month. If the scheduled date of a systematic withdrawal is not a Business Day, the withdrawal will be deemed as a redemption request made on the next Business Day and priced accordingly.

The starting date for systematic withdrawals must be at least seven calendar days after we receive all required forms in Good Order. Systematic withdrawals will continue until the earliest of the following:

•	the date you tell us to stop, or

•	your Accumulation Value in any Investment Account is insufficient, or

•	a withdrawal would cause your Accumulation Value to fall below $1,000, or

•	your death, or

•	the Annuitant’s death.

A periodic withdrawal amount must be either in dollars, or in percentage of Accumulation Value, or in numbers of Accumulation Units. The initial periodic withdrawal amount must be at least $100. Systematic withdrawals paid by check may be subject to a fee of up to $5 per payment. You may not have more than one systematic withdrawal program in effect at any one time.

Systematic withdrawals are not available to you while you own any other deferred annuities issued by us that:

•	were issued during the calendar year in which the Contract was issued, and

•	have an Accumulation Value greater than zero.

Systematic withdrawals are subject to all provisions applicable to withdrawals, except as otherwise provided herein. We may restrict the availability of systematic withdrawals from any new Investment Accounts that are added to your Contract after the issue date of the Contract. We may terminate the availability of future systematic withdrawals with ninety days’ advance written notice to you.

DOLLAR COST AVERAGING

If your Accumulation Value is at least $10,000, you may elect to participate in a dollar cost averaging program by providing us with acceptable notice. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the TIAA-CREF Life Money Market Account to any Investment Account(s). This allows you to

Intelligent Variable Annuity Prospectus	19

potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Accumulation Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis on the 1st through the 28th day of the month. If you don’t select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the TIAA-CREF Life Money Market Investment Account to your designated “target Investment Options” in the percentages selected. You may have multiple target Investment Options.

The starting date of a dollar cost averaging program must be at least seven calendar days after we receive all required forms in Good Order, and a dollar cost averaging program cannot begin during the “free look” period. We reserve the right to allow you to start only one dollar cost averaging program in any contract year or successive 12 month period. If an automatic account rebalancing program is in effect, a dollar cost averaging program cannot be initiated.

Dollar cost averaging will end if we receive (in Good Order) a request to cancel the participation, the value of the TIAA-CREF Life Money Market Investment Account is insufficient to make the transfer, or the specified number of transfers has been completed. We may suspend dollar cost averaging program transfers with ninety days written notice to you. We reserve the right to terminate the dollar cost averaging program.

This program is excluded from our Transfer Policies Regarding Market Timing and Frequent Trading. See “Transfer Policies Regarding Market Timing and Frequent Trading.”

AUTOMATIC ACCOUNT REBALANCING PROGRAM

You may elect to participate in an automatic account rebalancing program by providing us with notice in Good Order. Automatic account rebalancing will allow you to maintain your specified allocation mix among the Investment Options. You direct us to readjust your allocations on a monthly, quarterly, semi-annual or annual basis on the 1st through the 28th day of the month.

We reserve the right to allow you to start only one automatic account rebalancing program in any contract year or successive 12-month period. If a dollar cost averaging program is in effect, an automatic account rebalancing program cannot be initiated.

Automatic account rebalancing will end if we receive an acceptable request to cancel your participation. We reserve the right to terminate the automatic account rebalancing program for a particular Contract.

This program is excluded from our Transfer Policies Regarding Market Timing and Frequent Trading. See “Transfer Policies Regarding Market Timing and Frequent Trading.”

WITHDRAWALS TO PAY ADVISORY FEES

In certain situations, as agreed to between you and a registered investment adviser, you can set up a program to have money withdrawn directly from your Contract to pay your advisor. You will be required to complete and return certain forms to effect these cash withdrawals, indicating how you want the money to be withdrawn. If you do not specify how you want the money withdrawn, we will make the withdrawal from each of your Investment Accounts on a pro rata basis. For a Non-Qualified Contract, the withdrawal will be treated like any other distribution; it may be included in gross income for federal tax purposes and, if the Owner is under age 59 1/2, it may be subject to a 10% penalty tax. You should consult a tax advisor regarding the tax treatment of the payment of advisor fees from your Contract.

The IRS has privately ruled that withdrawals to pay advisory fees under some insurer’s non-qualified contracts will not be treated as taxable distributions. TIAA did not obtain a ruling of this type of transaction for your Contract and the Contract has not been changed to prepare for such a ruling request. You should consult a tax advisor regarding the tax treatment of the payment of advisor fees from your Contract.

You may use systematic withdrawals to pay these advisory fees. Such withdrawals must be quarterly, not earlier than the seventh Business Day after the end of a calendar quarter. The amount withdrawn must be specified in dollars or in percentage of your Accumulation Value as of the end of the quarter. The financial advisor may request that we stop making withdrawals. We may determine the eligibility of financial advisors for systematic withdrawal payments. These fees will go to individual registered investment advisers who are not affiliated with us. These fees are not Contract charges retained by us. These fees also are not the investment advisory fees paid by the underlying Portfolios. We will not assess any charge for the withdrawal of these fees.

TAX ISSUES

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are taxed at the rates for ordinary income—i.e., they are not treated as capital gains. Withdrawals before age 59 1/2 may subject you to early-distribution taxes and a 10% penalty tax as well. For more information, see “Federal Income Taxes,” “The Contract—the Annuity Period.”

CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each Business Day from the assets of each Investment Account for various services required to administer the Separate Account and the Contracts and to cover certain insurance risks borne by TIAA Life. While TIAA Life reserves the right to increase the Separate Account charges at any time, we will provide at least three months’ notice before any raise.

20	Prospectus Intelligent Variable Annuity

Administrative Expense Charge: This charge is for administration and operations, such as allocating Premiums and administering Accumulation Value. The daily deduction is equivalent to 0.30% of Accumulation Value annually.

We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.

We currently waive a portion of the Administrative Expense Charge, so that the current Administrative Expense Charge is 0.10%. While we reserve the right to increase this charge at any time, we will provide at least three months’ notice before we raise the Administrative Expense Charge above 0.10%.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.

The mortality and expense risk charge assessed under your Contract depends upon your Accumulation Value. The mortality and expense risk charge rate is lower for each higher band of Accumulation Value. The daily deduction is equivalent to the following percentages of Accumulation Value annually:

During the First 10 Contract Years:
Band 1: If Accumulation Value is less than $100,000:	0.40%
Band 2: If Accumulation Value is between $100,000–$500,000:	0.25%
Band 3: If Accumulation Value is greater than $500,000:	0.15%
After the First 10 Contract Years:	0.00%

On the last Business Day of each month, we will transfer Accumulation Units between bands if your Accumulation Value on that day increases above or decreases below a particular band breakpoint. In addition, on any Business Day in which you make a Premium, or withdrawal, we also will transfer Accumulation Units between bands if the Premium or withdrawal causes your Accumulation Value on that day to increase above or decrease below a particular band breakpoint.

Our mortality risks come from our obligations under the Contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity and to pay death benefits before the Annuity Period begins. We assume the risk of making annuity payments regardless of how long the Annuitant (s) may live or whether the mortality experience of Annuitants as a group is better than expected. We also bear a risk in connection with our Guaranteed Minimum Death Benefit guarantee, since this death benefit may be more than your Accumulation Value.

Our expense risk is the possibility that our actual expenses for administering and marketing the Contract and for operating the Separate Account will be higher than the amount recovered through the administrative expense charge.

If the mortality and expense risk charge isn’t enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our General Account assets, which may include amounts derived from the mortality and expense risk charge, to TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), the principal underwriter of the Contract.

Guaranteed Minimum Death Benefit Charge. If you elect the Guaranteed Minimum Death Benefit, we will assess an additional maximum charge of 0.10% of Accumulation Value, on an annual basis, as compensation for providing this guaranteed benefit. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.

OTHER CHARGES AND EXPENSES

Portfolio Expenses. Each Investment Account purchases shares of the corresponding Portfolio at net asset value. Certain deductions and expenses of the underlying Portfolios are paid out of the assets of the Portfolios. These expenses may include charges for portfolio accounting, custody, and other services provided to the Portfolio. The Portfolios’ investment advisers also are entitled to an annual management fee based on a percentage of the average daily net assets of each Portfolio. Portfolio expenses are not fixed or specified under the terms of the Contract, and may change periodically. For further information, consult the Portfolios’ prospectuses and the Annual Operating Expense table included in the summary of this prospectus.

No Deductions from Premiums.  The Contract provides for no front-end charges.

Premium Taxes.   Premium taxes may apply with respect to the Contract. (See “Premium Taxes” in the “Taxes” section below). We normally will deduct any charges for premium taxes from your Accumulation Value when it’s applied to provide annuity payments. However, if a jurisdiction requires that premium taxes be paid at other times, such as when Premiums are paid or when cash withdrawals are taken, we’ll deduct premium taxes then.

Annual Maintenance Fee.  Your Contract will be subject to an annual maintenance fee of $25 to compensate us for the expenses associated with administering your Contract. We will assess this fee on every annual anniversary of your Contract and on surrender of your Contract. We will waive the annual maintenance fee if your Accumulation Value exceeds $25,000 on the anniversary date of your Contract or the day you surrender your Contract. If your Accumulation Value in the TIAA-CREF Life Money Market Investment Account is greater than the amount of the maintenance fee, we will deduct the fee from the TIAA-CREF Life Money Market Investment Account. Otherwise, we will deduct the fee from the Investment Accounts in proportion the Accumulation Value in each Investment Account. We do not deduct this charge during the Annuity Period.

Transfer Charge. We do not charge you for transfers.

Surrender Charge. We do not deduct any surrender charges if you withdraw all Accumulation Value from the Contract, although we will assess the annual maintenance fee.

Intelligent Variable Annuity Prospectus	21

THE CONTRACT—THE ANNUITY PERIOD

You can apply your Accumulation Value to provide annuity payments from a fixed account that is part of our General Account. Annuity payments will be based, among other things, on the amount of your Accumulation Value selected for annuitization, your choice of Income Option, and your choice among the payout options. You may elect to receive monthly, quarterly, semi-annual or annual payments. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that. The total value of annuity payments made to you may be more or less than the total Premiums you paid under the Contract.

Before choosing to annuitize, you should consult your tax advisor. See “Federal Income Taxes.”

WHEN ANNUITY PAYMENTS BEGIN

Generally you pick the date when you want annuity payments to begin when you first apply for a Contract. The date you choose cannot be later than the Annuitant’s 95th birthday, and if you select a date that is later than the Annuitant’s 90th birthday, then you may only select a Fixed-Period Annuity. You can choose or change this annuity starting date at any time before annuity payments begin, and you may establish multiple annuity starting dates if you choose to annuitize only a portion of your Accumulation Value. In any case, the annuity starting date for any selected annuitization will be the first Business Day of a month and cannot be earlier than fourteen months after the day your Contract is issued (twelve months for Contracts issued in Florida). Your first annuity check may be delayed while we process your choice of Income Options and calculate the amount of your initial payment.

For payments to begin on the annuity starting date you chose, we must have received all information and documentation necessary for the Income Option you’ve picked. If we haven’t received all the necessary information, we’ll defer the annuity starting date until the first Business Day of the month after the information has reached us at our Administrative Office in Good Order, but not beyond the Annuitant’s 95th birthday. Please note the following:

•

If you haven’t picked any Income Option by the first Business Day of the month in which the Annuitant turns age 90 or if we have not otherwise received all the necessary information by this date, we will begin payments under a One-Life Annuity with, if allowed under federal tax law, a ten year guaranteed period.

•

If you have selected a One-Life Annuity or Two-Life Annuity for which you have not chosen an annuity starting date prior to the first Business Day of the month in which the Annuitant turns age 90, then you will be deemed to have chosen that date as the annuity starting date.

•

If you have selected a Fixed-Period Annuity for which you have not chosen an annuity starting date prior to the first Business Day of the month in which the Annuitant turns age 95, then you will be deemed to have chosen that date as the annuity starting date (if allowed under applicable law).

All annuity payments will be made out of the fixed account. We’ll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments changes, it’s your responsibility to let us know. We can send payments to your residence or most banks abroad. Special tax forms, withholding and other requirements may apply with respect to payments sent overseas. Please see your qualified tax adviser.

INCOME PAYMENTS

Your payments are based on your Accumulation Value selected for annuitization determined on the last Business Day before the annuity starting date. At the annuity starting date, the dollar amount of each annuity payment resulting from your Accumulation Value selected for annuitization is fixed, based upon:

•	the annuity option you choose

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the ages of the Annuitant and any Second Annuitant, and

•	the current annuity rates, not to be less than those specified in your Contract’s rate schedule.

Payments are not variable—they won’t change based on the investment experience of any Investment Account.

ANNUITY OPTIONS

You have a number of different annuity options, although if you select an annuity date that is later then the Annuitant’s 90th birthday, you may only select a Fixed-Period Annuity. The current options are:

•

One-Life Annuities with or without Guaranteed Period. Pays income as long as the Annuitant lives. If you opt for a guaranteed period (10, 15 or 20 years) and your Annuitant dies before it’s over, income payments will continue to you or your Beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at the Annuitant’s death—so that it’s possible for you to receive only one payment if your Annuitant dies less than a month after payments start.

•

Fixed-Period Annuities. Pays income for a stipulated period of not less than two nor more than thirty years. At the end of the period you’ve chosen, payments stop. If you die before the period is up, your Beneficiary becomes the Contract owner.

•

Two-Life Annuities with or without Guaranteed Period. Pays income to you as long as the Annuitant or Second Annuitant lives, then continues at either the same or a reduced level for the life of the survivor, or until the end of the specified guaranteed period,

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whichever period is longer. There are three types of two-life annuity options, all available with or without a guaranteed period—Full Benefit While Either the Annuitant or the Second Annuitant is Alive, Two-Thirds Benefit After the Death of Either the Annuitant or the Second Annuitant, and a Half- Benefit After the Death of the Annuitant.

Your Beneficiary has the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due under a Fixed-Period Annuity or Life Annuity with a Guaranteed Period. The commuted value, which is the present value of annuity payments used when an annuity will be paid in a lump sum instead of a series of payments, is equal to the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. The interest rate used is the same as that used to determine the guaranteed amount of the annuity payments.

DEATH BENEFITS

AVAILABILITY; CHOOSING BENEFICIARIES

Unless the “Special Option For Spouses” described immediately below applies, the death benefit will be paid if either the Owner or Annuitant dies during the Accumulation Period. When you fill out an application for a Contract, you name one or more Beneficiaries to receive the death benefit if you die. You can change your Beneficiary at any time during the Accumulation Period. For more information on designating Beneficiaries, contact TIAA Life or your legal adviser.

SPECIAL OPTION FOR SPOUSES

If the surviving spouse is the sole Beneficiary when the Owner dies, the surviving spouse can choose to become the Contract owner and continue the Contract, or receive the death benefit. If the surviving spouse does not make a choice within 60 days after we receive (in Good Order) proof of death, the surviving spouse will automatically become Contract owner and Annuitant, and no death benefit will be paid.

DEFINITION OF SPOUSE UNDER FEDERAL LAW

A person who meets the definition of “spouse” under federal law may avail themselves of certain contractual rights and benefits. Any right of a spouse that is made available to continue the Policy and all Policy provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “Spouse” under federal law. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. Consult a qualified tax adviser for more information on this subject.

AMOUNT OF DEATH BENEFIT

The amount of the death benefit is your Accumulation Value on the Valuation Day we authorize payment of the death benefit. We will authorize payment of a Beneficiary’s portion of the death benefit on the date we receive (in Good Order) due proof of death of an Owner or Annuitant and all information required to be furnished for payment of that Beneficiary’s portion of the death benefit.

If you have elected the Guaranteed Minimum Death Benefit (for an additional charge), and this amount is greater than the Accumulation Value, we will instead pay the Guaranteed Minimum Death Benefit (see below).

GUARANTEED MINIMUM DEATH BENEFIT OPTION

If you elected the Guaranteed Minimum Death Benefit option (for an additional charge) and, on the Business Day we authorize payment of the death benefit, this amount is greater than the Contract death benefit (which is equal to the Accumulation Value), then we will pay the Guaranteed Minimum Death Benefit instead of the Contract death benefit. The Guaranteed Minimum Death Benefit on any Business Day is equal to the sum of all Premiums credited under the Contract less the “adjusted sum” of each withdrawal made.

The adjusted sum of each withdrawal made is equal to the sum of each withdrawal multiplied by the greater of (1) or the following:

•	the value of the Guaranteed Minimum Death Benefit on the Business Day preceding the withdrawal divided by

•	the Accumulation Value on the Business Day of the withdrawal excluding the effect of any transactions on that day.

Multiple withdrawals made on any single day will be aggregated for the purpose of this calculation.

Depending on your Accumulation Value on the date of the withdrawal, the “adjusted sum” of any withdrawal could result in a reduction in your Guaranteed Minimum Death Benefit that is greater than the dollar amount of your withdrawal.

The following example is intended to illustrate how we calculate the Guaranteed Minimum Death Benefit and the impact of withdrawals. Assume:

•	On July 16th, an initial Premium of $10,000 is received by us and the Contract is issued.

•	The Accumulation Value equals $10,000.

•	The Contract death benefit, which is equal to the Accumulation Value, is also $10,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($10,000) less the “adjusted sum” of each withdrawal ($0), also equals $10,000.

If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $10,000. Because the Guaranteed Minimum Death Benefit is not greater than the Contract death benefit, we will not instead pay the Guaranteed Minimum Death Benefit.

Intelligent Variable Annuity Prospectus	23

•	On August 21st, a withdrawal of $2,000 is made from the Contract.

•	Assume that prior to the withdrawal, the Accumulation Value equals $8,500. After the withdrawal, the Accumulation Value equals $6,500.

•	The Contract death benefit, which is equal to the Accumulation Value after the withdrawal, is $6,500.

•	The Guaranteed Minimum Death Benefit is equal to the sum of all Premiums less the “adjusted sum” of each withdrawal.

•	The “adjusted sum” of the $2,000 withdrawal is equal to the withdrawal ($2,000) multiplied by the greater of:

1.	(1); or

2.

the prior Business Day’s Guaranteed Minimum Death Benefit ($10,000) divided by the current Accumulation Value excluding the effect of any transactions on that day ($8,500). This equals 1.1764706 ($10,000/$8,500).

•	Because 1.176 is greater than 1, the withdrawal ($2,000) is multiplied by 1.1764706 to equal $2,352.94.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($10,000) less the “adjusted sum” of each withdrawal ($2,352.94), equals $7,647.06.

If a death benefit were to be paid on this date, it would be equal to the Guaranteed Minimum Death Benefit of $7,647.06, because this amount is greater than the Contract death benefit of $6,500.

•	On September 1st, an additional Premium of $20,000 is received by us.

•	Assume that prior to receipt of the Premium, the Accumulation Value equals $9,000. After the Premium is received, the Accumulation Value equals $29,000.

•	The Contract death benefit, which is equal to the Accumulation Value after the Premium is received, is $29,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($30,000=$10,000+$20,000) less the “adjusted sum” of each withdrawal ($2,352.94), equals $27,647.06 ($30,000–$2,352.94).

If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $29,000, which is greater than the Guaranteed Minimum Death Benefit of $27,647.06.

•	On September 28th, a withdrawal of $5,000 is made from the Contract.

•	Assume that prior to the withdrawal, the Accumulation Value equals $31,500. After the withdrawal, the Accumulation Value equals $26,500.

•	The Contract death benefit, which is equal to the Accumulation Value after the withdrawal, is $26,500.

•	The Guaranteed Minimum Death Benefit is equal to the sum of all Premiums less the “adjusted sum” of each withdrawal.

•	The “adjusted sum” of the $5,000 withdrawal is equal to the withdrawal ($5,000) multiplied by the greater of:

1.	1; or

2.

the prior Business Day’s Guaranteed Minimum Death Benefit ($27,647.06) divided by the current Accumulation Value excluding the effect of any transactions on that day ($31,500). This equals 0.877684 ($27,647.06/$31,500).

•	Because 1 is greater than 0.877684, the withdrawal ($5,000) is multiplied by 1 to equal $5,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($30,000=$10,000+$20,000) less the “adjusted sum” of each withdrawal ($7,352.94=$2,352.94+$5,000), equals $22,647.06.

If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $26,500, which is greater than the Guaranteed Minimum Death Benefit of $22,647.06.

The Guaranteed Minimum Death Benefit is a guaranteed minimum, which means that we will only pay this amount if it is greater than the Contract death benefit.

The daily charge for the Guaranteed Minimum Death Benefit is shown in the “Separate Account Charges” section of this Prospectus. You may not elect the Guaranteed Minimum Death Benefit after we issue your Contract, and you may not cancel it after we issue your Contract.

METHODS OF PAYMENT OF DEATH BENEFITS

If a Death Benefit is payable a Beneficiary may elect a lump sum payment, or, subject to the terms of the contract and State specific provisions, elect to have his or her interest distributed over his or her life, or over a period certain not extending beyond his or her life expectancy.

If there is more than one Beneficiary, we will pay each Beneficiary, his or her portion of the death benefit as determined on the Valuation Day we receive (in Good Order at our Administrative Office) all information required to be furnished for payment of that Beneficiary’s portion of the death benefit. Because Beneficiaries may provide the required information to us on different days, Beneficiaries may receive differing amounts, even where all Beneficiaries have been designated so as to share equally in the death benefit proceeds.

Death benefit payments in the form of a period certain or life annuity must begin within one year of date of death. Benefits under a lump sum option must be paid within 5 years of date of death. Upon payment of the entire death benefit, the Contract will terminate. In all events, the death benefit and the termination provisions of the Contract will be administered in accordance with the requirements of IRC Section 72(s).

24	Prospectus Intelligent Variable Annuity

DELAYS IN PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, or transfer from the Investment Accounts within 7 days after we receive (in Good Order at our Administrative Office) all applicable acceptable notices, and/or due proofs of death. However, we can postpone these payments if:

•	the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•

an emergency exists, as a result of which the SEC determines that (A) the disposal of shares in an Investment Account or its corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account or its corresponding Portfolio; or

•	an Investment Account’s corresponding Portfolio otherwise suspends payment or redemption of its shares pursuant to an order of the SEC; or

•	you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment until the check or draft has been honored.

If, pursuant to SEC rules, the TIAA-CREF Life Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund or as a result of Fund liquidity levels, we will delay payment of any transfer, surrender, or death benefit from the TIAA-CREF Life Money Market Investment Account until the Fund is pays redemption proceeds.

FEDERAL INCOME TAXES

The following discussion is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax adviser.

TAXATION OF ANNUITIES

Contract Eligibility: The Contract can only be purchased as an individual, Non-Qualified contract. All tax information in this prospectus is limited to Non-Qualified Contracts. We do not currently offer Qualified Contracts.

Non-Natural Persons: When the Owner of any Contract is not a natural person (such as a trust), the Owner must generally include in income any increases in the value of the Contract during the taxable year. There are significant exceptions to this rule, such as grantor trusts and certain trusts for the benefit of individuals and a prospective Contract owner which is not a natural person should discuss these potential exceptions with a qualified tax adviser.

The following discussion applies generally to Contracts owned by a natural person that qualify as annuity Contracts for federal income tax purposes.

In General: Internal Revenue Code (IRC) Section 72 governs annuity taxation generally. We believe an Owner who is a natural person usually won’t be taxed on increases in the value of a Contract until there is a distribution (i.e., the Owner withdraws all or part of the Accumulation Value or takes annuity payments). Since transfers among Investment Accounts under the Contract aren’t considered distributions, they won’t be taxed. Assigning, pledging, or agreeing to assign or pledge any part of the Accumulation Value usually will be considered a distribution.

Withdrawals of accumulated investment earnings are taxable as ordinary income. The IRC generally requires withdrawals to be first allocated to investment earnings.

Withdrawals: If you make a withdrawal, the IRC generally treats such a withdrawal as first coming from earnings and then from your Premiums. Such withdrawn earnings are includible in income.

Diversification Requirements. The IRC requires that the investments of each Investment Account of the Separate Account underlying the Contracts be “adequately diversified” in order for Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that each Investment Account, through the Portfolio in which it invests, will satisfy these diversification requirements.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of a Contract owner to allocate Premiums and transfer amounts among the Investment Accounts of the Separate Account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract owner from being treated as the Owner of the Separate Account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the IRC requires any Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death;

Intelligent Variable Annuity Prospectus	25

and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner (as defined under federal law), the Contract may be continued with the surviving spouse as the new Owner (See “Death Benefits”—“Special Option for Spouses”).

Contract endorsements contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Penalty Tax on Certain Withdrawals. The IRC also provides that any amount you receive from your Contract that is included in income may be subject to an IRS tax penalty. The amount of the IRS tax penalty is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after the taxpayer reaches age 59 1/2;

(2)	paid after you die;

(3)	paid if the taxpayer becomes totally disabled (as that term is defined in the IRC);

(4)	paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

(5)	paid under an immediate annuity; or

(6)	that come from purchase payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used. Other exceptions may apply to Qualified Contracts.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, these amounts are taxed to the recipient if distributed in a lump sum, in the same manner as a surrender of the Contract.

Partial 1035 Exchanges. Section 1035 of the IRC provides that a Contract may be exchanged in a tax-free transaction for another annuity contract. The IRS has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. IRS guidance provides that if a distribution occurs from either of the contracts involved within 180 days of a partial exchange that the IRS may apply general tax principles to determine the substance and hence, the treatment of the transfer. This could result, for example, in the subsequent distribution being treated as money received in the exchange. This 180 day rule does not apply to subsequent distributions taken to effect another 1035 exchange. The IRS guidance also provides that Partial 1035 exchanges are disregarded for purposes of determining whether 2 or more deferred annuity contracts have been purchased from an insurer and its affiliates in a 12 month period. Contract owners should consult their own qualified tax advisers prior to entering into a partial exchange of an annuity contract.

Medicare Tax. Distributions from Contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.

OPTIONAL BENEFIT RIDERS

It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1/2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting or activating any optional benefit under the Contract.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

Transferring or assigning Contract ownership, pledging the Contract as security for a loan, designating an Annuitant, payee or other Beneficiary who is not also the Owner, selecting certain annuity start dates, or exchanging a Contract can have other tax consequences that we don’t discuss here. We will not record a transfer of ownership unless you tell us the transfer is a gift or, if not, the amount the new owner paid for the Contract. This information is required for tax reporting purposes. If you’re thinking about any of those transactions, contact a qualified tax adviser.

ANNUITY PAYMENTS

Although the tax consequences may vary depending on the annuity payment option you select, in general, only a portion of the annuity payments you receive will be includable in your gross income. In general, the excludable portion of each annuity payment you receive will be determined as follows: by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

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The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If, after the annuity commencement date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return. You should consult a tax adviser before electing the Initial Payment Guarantee or a feature with stabilized payments.

PARTIAL ANNUITIZATION

If part of an annuity contract’s value is applied to an annuity that provides payments for one or more lives or for a period of at least ten years, those payments will be taxed as annuity payments instead of withdrawals. While the Contract does not offer partial annuitization, this treatment may be obtained through a Partial 1035 Exchange (as described above) to an immediate annuity contract. Please note that if you choose to apply part of your Accumulation Value to a Fixed Period Annuity for less than ten years, those payments will be taxed less favorably, as withdrawals, rather than as annuity payments. Consult your tax advisor. See “The Contract—the Annuity Period.”

WITHHOLDING

Annuity distributions are usually subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, IRC Section 72(e) will generally treat as one contract all TIAA Life and TIAA Non-Qualified deferred annuity Contracts issued to the same Owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). Consult a qualified tax adviser before buying more than one annuity Contract for the purpose of gaining a tax advantage.

Annuity purchases by residents of Puerto Rico. The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.- source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. This contract may not be available to certain foreign entity purchasers.

Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity Contract purchase.

OTHER TAX ISSUES

POSSIBLE CHARGE FOR TIAA LIFE’S TAXES

Currently we don’t charge the Separate Account for any federal, state, or local taxes on it or its Contracts (other than premium taxes—see “Charges” and “Premium Taxes”), but we reserve the right to charge the Separate Account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Federal Estate Taxes, Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2021, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $11,700,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Premium Taxes. Some states, the District of Columbia, and Puerto Rico assess premium taxes on the premiums paid under the Contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, the premium taxes range from 0% to 3.5%) depending on the state.

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Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

ENACTED TAX LEGISLATION

SECURE Act—2019. In December 2019, Congress passed the SECURE Act, a significant bipartisan package of provisions that are mostly focused on improving access to, and administration of, retirement plans, and recognizes the importance of lifetime income as a key component of retirement readiness. The new law was generally effective on January 1, 2020. Most of the Act’s provisions do not apply to your non-qualified contract. However, the Act does impact contracts owned by certain children. In 2017, the Tax Cuts and Jobs Act modified the so-called “Kiddie Tax” by generally imposing tax at the trusts and estates tax rates on a child’s unearned income. The SECURE Act restored taxation of such income at the parent’s tax rate.

CARES Act—2020. On March 27, 2020, Congress enacted the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) to provide emergency assistance and health care response for individuals, families and businesses affected by the 2020 coronavirus pandemic. The CARES Act includes a number of tax provisions, but none that directly affect your Contract. Please contact your tax advisor for further details on how the CARES Act affects other aspects of your tax matters.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation and cannot be used to avoid any tax. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

GENERAL MATTERS

FINANCIAL CONDITION OF TIAA LIFE

The benefits under your Contract and any rider are paid by us from our General Account assets and/or your Accumulation Value held in the Separate Account. It is important that you understand how your Contract works and how our ability to meet our obligations affects your Contract. Payment of your Contract and rider benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for Accumulation Value allocated to the Investment Accounts. Your Accumulation Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Accumulation Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our general account. With very limited exceptions, all assets in the Separate Account attributable to your Accumulation Value and that of all other Contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See “SEPARATE ACCOUNT.”

Assets in the General Account. Any guarantees under the Contract that exceed your Accumulation Value in the Separate Account, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value in the Separate Account are subject to our financial strength and claims-paying ability and our long- term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well, such as market value adjusted annuities, and we also pay our obligations under these products from the assets in our General Account. These General Account products are subject to our claims-paying ability. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the Contract would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contract owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts required under state law to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations; there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a

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financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our audited financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (“SAI”). For information on how to obtain a free copy of the SAI, see the cover page of this Prospectus.

TELEPHONE AND INTERNET TRANSACTIONS

To speak with a customer service representative to make requests related to your Contract or to obtain more information, you can call the Administrative Office at 877 694-0305.

You can also use the TIAA Life Web Center’s account access feature to check your Accumulation Value and current allocation percentages, and make transfers. You will be led through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made through the Web Center are electronically recorded. To use the Web Center’s account access feature, access the TIAA Life Internet home page at www.tiaa.org. Computer systems may not always be available. Any computer system, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

We may not be able to verify that you are the person providing instructions through the Web Center, or that you have authorized any such person to act for you. We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

CONTACTING TIAA LIFE

We won’t consider any notice, form, request, or payment to have been received by TIAA Life until it reaches our Administrative Office in Good Order. We will not be deemed to have received any Premiums sent to the addresses designated in this prospectus for remitting Premiums until the third party service that administers the receipt of mail through those addresses has processed the payment on our behalf. You can ask questions about the contract by calling us toll-free 877 694-0305.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 877 694-0305, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the prospectus, prospectus supplements, annual and semi- annual reports, or any other required documents, to your household, even if more than one Contract owner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 694-0305, or write us.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or account statement that we send you.

DISTRIBUTING THE CONTRACTS

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

The Contracts are offered by TC Services, a subsidiary of TIAA which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contracts. TC Services is considered the “principal underwriter” for interests in the Contract. Anyone distributing the Contract must be a registered representative of TC Services or an entity that has entered into a selling agreement with TC Services. The main office of TC Services is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the Contracts, although we pay TC Services a fee from our General Account assets for sales of the Contracts. During fiscal year 2020 we paid TC Services $1,734,737, during fiscal year 2019 we paid TC Services $1,324,848, and during fiscal year 2018 we paid TC Services $270,441. We intend to recoup payments made to TC Services through fees and charges imposed under the Policy.

LEGAL PROCEEDINGS

Neither the Separate Account, TIAA Life, nor TC Services is involved in any legal action that we consider likely to have a material adverse effect on the Separate Account, the ability of TIAA Life to meet its obligations under the Contract, or the ability of TC Services to perform its contract with the Separate Account.

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STATEMENTS AND REPORTS

You will receive a confirmation statement each time you remit Premiums, or make a cash withdrawal, or transfer among the Investment Accounts. The statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions and any Advisory Fees you have authorized immediately following the end of each calendar quarter.

You will be sent a statement each quarter which sets forth the following:

(1)	Premiums paid during the quarter;

(2)	the number and dollar value of Accumulation Units in the Investment Accounts credited during the quarter and in total;

(3)	cash withdrawals during the quarter; and

(4)	any transfers among the Investment Accounts during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the Portfolios and a schedule of investments held by the Portfolios.

OTHER INFORMATION

Unclaimed and Abandoned Property. Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract owners, Annuitants, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract owners are urged to keep their own, as well as their Annuitants’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates should be communicated in writing to TIAA Life Insurance Company, P.O. Box 724508, Atlanta, Georgia, 31139; by calling us between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday- Friday at 877 694-0305; or 24 hours a day via our website www.tiaa.org.

Special Risks Related to Cybersecurity and Certain Business Continuity Risks. Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third party service provides may adversely affect us and the value of your accumulation units. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing orders from our website or with the underlying funds; affect our ability to calculate AUVs; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your accumulation units to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your accumulation units that result from cyber-attacks or information security breaches in the future.

We are exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises and terrorist acts, which could adversely affect our ability to administer the contract. In the event that a natural or man-made disaster occurs, a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively and impair our ability to process contract transactions or to calculate contract values. We outsource certain critical business functions to third parties and, in the event of a natural or man-made disaster, rely upon the successful implementation and execution of the business continuity planning of such entities. While we monitor the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond our control. If one or more of the third parties to whom we outsource such critical business functions experience operational failures, our ability to administer the contract could be impaired.

Information Regarding the COVID-19 Pandemic. The COVID-19 pandemic has resulted in operational disruptions, as well as market volatility and general economic uncertainty. To address operational disruptions in connection with the COVID-19 pandemic, we have implemented business continuity plans so we can continue to provide services to our customers, even as many of our employees and the employees of our service providers continue to work remotely. While these efforts have been successful to date, we continue to be subject to risks that could negatively impact our operations, including system failure, mail delivery delays, unavailability of critical personnel due to illness or other reasons related to the pandemic, and disruptions to service providers.

Significant market volatility and negative market returns have occurred during the COVID-19 pandemic. While we are confident in our ability to manage the financial risks related to the COVID-19 pandemic, the extent and duration of such risks cannot be predicted with certainty, and prolonged negative economic conditions could have a negative impact on our financial condition. It is possible these risks could impact our financial strength and claims-paying ability.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-4	Additional Information

B-4	Financial Statements

B-5	Index to Financial Statements

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APPENDIX A—CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the Separate Account. The table shows per accumulation unit data and total returns for the variable investment accounts of the Separate Account. The data should be read in conjunction with the financial statements and other financial information included in the SAI, which is available without charge upon request.

CONDENSED FINANCIAL INFORMATION

					For the period ended December 31,
Period	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(c)(e)	Total Return Lowest to Highest(b)(f)

TIAA-CREF Life Balanced Sub-Account
2020	1,725	$34.93 to $35.97	$39.64 to $41.02	$69,519	2.04%	0.10% to 0.60%	13.48% to 14.05%
2019	1,848	$29.57 to $30.30	$34.93 to $35.97	$65,422	2.13%	0.10% to 0.60%	5.60% to 18.69%
2018	1,804	$31.47 to $31.90	$29.57 to $30.30	$53,909	0.02%	0.10% to 0.60%	(6.56)% to (5.70)%
2017	1,790	$27.82 to $28.10	$31.47 to $31.90	$56,804	0.00%	0.25% to 0.60%	13.14% to 13.54%
2016	1,717	$26.37 to $26.54	$27.82 to $28.10	$48,048	2.54%	0.25% to 0.60%	5.50% to 5.87%
2015	1,549	$26.19 to $26.27	$26.37 to $26.54	$41,003	3.22%	0.25% to 0.60%	0.67% to 1.02%
2014(v)	983	$25.00	$26.19 to $26.27	$25,784	5.98%	0.25% to 0.60%	3.49% to 5.09%

TIAA-CREF Life Core Bond Sub-Account
2020	2,924	$43.60 to $46.31	$46.75 to $49.90	$142,100	2.90%	0.10% to 0.60%	7.21% to 7.75%
2019	2,941	$40.07 to $42.35	$43.60 to $46.31	$132,435	2.92%	0.10% to 0.60%	8.82% to 9.37%
2018	3,100	$40.63 to $42.09	$40.07 to $42.35	$127,582	2.59%	0.10% to 0.60%	(1.38)% to 1.08%
2017	3,207	$39.10 to $40.36	$40.63 to $42.09	$133,342	0.02%	0.25% to 0.60%	3.92% to 4.28%
2016	2,996	$37.74 to $38.82	$39.10 to $40.36	$119,542	2.95%	0.25% to 0.60%	3.61% to 3.98%
2015	2,810	$37.75 to $38.69	$37.74 to $38.82	$107,925	3.65%	0.25% to 0.60%	(0.03)% to 0.32%
2014	2,497	$36.01 to $36.78	$37.75 to $38.69	$95,757	1.73%	0.25% to 0.60%	4.84% to 5.20%
2013	2,144	$36.79 to $37.45	$36.01 to $36.78	$78,245	2.63%	0.25% to 0.60%	(2.13)% to (1.79)%
2012	1,772	$34.62 to $35.12	$36.79 to $37.45	$65,899	4.08%	0.25% to 0.60%	6.27% to 6.65%
2011	1,344	$32.76 to $33.11	$34.62 to $35.12	$46,948	3.76%	0.25% to 0.60%	5.68% to 6.05%

TIAA-CREF Life Growth Equity Sub-Account
2020	522	$54.87 to $58.28	$78.52 to $83.82	$42,784	0.33%	0.10% to 0.60%	43.10% to 43.82%
2019	452	$42.22 to $44.63	$54.87 to $58.28	$25,754	0.40%	0.10% to 0.60%	29.95% to 30.60%
2018	503	$42.57 to $44.09	$42.22 to $44.63	$21,917	0.35%	0.10% to 0.60%	(6.95)% to (0.46)%
2017	428	$31.83 to $32.86	$42.57 to $44.09	$18,668	0.00%	0.25% to 0.60%	33.74% to 34.20%
2016	448	$32.33 to $33.26	$31.83 to $32.86	$14,564	0.55%	0.25% to 0.60%	(1.55)% to (1.21)%
2015	514	$29.66 to $30.40	$32.33 to $33.26	$16,934	0.25%	0.25% to 0.60%	9.01% to 9.39%
2014	421	$26.82 to $27.39	$29.66 to $30.40	$12,703	0.33%	0.25% to 0.60%	10.59% to 10.98%
2013	374	$19.28 to $19.63	$26.82 to $27.39	$10,169	0.30%	0.25% to 0.60%	39.10% to 39.59%
2012	262	$16.58 to $16.82	$19.28 to $19.63	$5,112	0.72%	0.25% to 0.60%	16.29% to 16.70%
2011	266	$16.38 to $16.55	$16.58 to $16.82	$4,450	0.29%	0.25% to 0.60%	1.24% to 1.60%

TIAA-CREF Life Growth & Income Sub-Account
2020	435	$81.95 to $87.04	$98.11 to $104.73	$44,391	1.28%	0.10% to 0.60%	19.72% to 20.32%
2019	478	$63.37 to $66.97	$81.95 to $87.04	$40,496	1.04%	0.10% to 0.60%	29.32% to 29.97%
2018	461	$68.73 to $71.19	$63.37 to $66.97	$30,061	0.89%	0.10% to 0.60%	(8.49)% to (6.02)%
2017	477	$55.80 to $57.60	$68.73 to $71.19	$33,577	0.00%	0.25% to 0.60%	23.17% to 23.60%
2016	503	$51.69 to $53.17	$55.80 to $57.60	$28,636	1.34%	0.25% to 0.60%	7.95% to 8.33%
2015	548	$50.33 to $51.59	$51.69 to $53.17	$28,831	1.13%	0.25% to 0.60%	2.72% to 3.08%
2014	523	$45.57 to $46.55	$50.33 to $51.59	$26,717	1.00%	0.25% to 0.60%	10.42% to 10.81%
2013	532	$34.12 to $34.73	$45.57 to $46.55	$24,559	1.29%	0.25% to 0.60%	33.58% to 34.04%
2012	351	$29.48 to $29.90	$34.12 to $34.73	$12,108	2.01%	0.25% to 0.60%	15.73% to 16.14%
2011	243	$28.80 to $29.11	$29.48 to $29.90	$7,231	1.29%	0.25% to 0.60%	2.35% to 2.71%

32	Prospectus Intelligent Variable Annuity

continued

					For the period ended December 31,
Period	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(c)(e)	Total Return Lowest to Highest(b)(f)

TIAA-CREF Life International Equity Sub-Account
2020	1,217	$33.50 to $35.59	$38.41 to $41.00	$48,657	1.64%	0.10% to 0.60%	14.65% to 15.23%
2019	1,137	$27.39 to $28.94	$33.50 to $35.59	$39,425	2.17%	0.10% to 0.60%	22.34% to 22.95%
2018	1,001	$36.05 to $37.34	$27.39 to $28.94	$28,207	1.04%	0.10% to 0.60%	(24.65)% to (23.77)%
2017	994	$27.27 to $28.15	$36.05 to $37.34	$36,727	1.17%	0.25% to 0.60%	32.19% to 32.65%
2016	990	$27.15 to $27.93	$27.27 to $28.15	$27,580	1.51%	0.25% to 0.60%	0.45% to 0.80%
2015	1,055	$27.58 to $28.27	$27.15 to $27.93	$29,212	1.40%	0.25% to 0.60%	(1.57)% to (1.23)%
2014	909	$30.13 to $30.78	$27.58 to $28.27	$25,508	1.28%	0.25% to 0.60%	(8.45)% to (8.13)%
2013	936	$24.41 to $24.85	$30.13 to $30.78	$28,653	2.67%	0.25% to 0.60%	23.41% to 23.85%
2012	842	$18.71 to $18.98	$24.41 to $24.85	$20,813	1.91%	0.25% to 0.60%	30.49% to 30.95%
2011	728	$24.73 to $24.99	$18.71 to $18.98	$13,762	1.82%	0.25% to 0.60%	(24.33)% to (24.07)%

TIAA-CREF Life Large-Cap Value Sub-Account
2020	227	$99.90 to $106.11	$103.28 to $110.25	$24,439	1.95%	0.10% to 0.60%	3.38% to 3.90%
2019	247	$78.11 to $82.55	$99.90 to $106.11	$25,476	1.80%	0.10% to 0.60%	27.89% to 28.53%
2018	249	$91.51 to $94.79	$78.11 to $82.55	$19,966	1.44%	0.10% to 0.60%	(14.65)% to (12.52)%
2017	243	$81.95 to $84.59	$91.51 to $94.79	$22,745	0.00%	0.25% to 0.60%	11.67% to 12.06%
2016	257	$69.43 to $71.42	$81.95 to $84.59	$21,528	1.81%	0.25% to 0.60%	18.03% to 18.44%
2015	265	$73.52 to $75.36	$69.43 to $71.42	$15,878	1.55%	0.25% to 0.60%	(5.57)% to (5.24)%
2014	295	$67.87 to $69.33	$73.52 to $75.36	$17,947	1.65%	0.25% to 0.60%	8.33% to 8.71%
2013	341	$50.83 to $51.74	$67.87 to $69.33	$23,464	2.26%	0.25% to 0.60%	33.51% to 33.98%
2012	232	$42.57 to $43.18	$50.83 to $51.74	$11,915	2.15%	0.25% to 0.60%	19.42% to 19.84%
2011	199	$45.53 to $46.03	$42.57 to $43.18	$8,572	1.80%	0.25% to 0.60%	(6.52)% to (6.19)%

TIAA-CREF Life Money Market Sub-Account
2020	7,073	$11.46 to $12.17	$11.44 to $12.21	$83,983	0.36%	0.10% to 0.60%	(0.19)% to 0.31%
2019	6,223	$11.30 to $11.94	$11.46 to $12.17	$73,731	2.06%	0.10% to 0.60%	1.48% to 1.99%
2018	5,875	$11.17 to $11.57	$11.30 to $11.94	$68,293	1.71%	0.10% to 0.60%	1.07% to 1.46%
2017	4,435	$11.16 to $11.52	$11.17 to $11.57	$50,697	0.75%	0.25% to 0.60%	0.14% to 0.49%
2016	4,018	$11.19 to $11.51	$11.16 to $11.52	$45,741	0.28%	0.25% to 0.60%	(0.31)% to 0.03%
2015	3,770	$11.26 to $11.54	$11.19 to $11.51	$42,948	0.00%	0.25% to 0.60%	(0.59)% to (0.25)%
2014	3,438	$11.32 to $11.57	$11.26 to $11.54	$39,320	0.00%	0.25% to 0.60%	(0.60)% to (0.25)%
2013	3,374	$11.39 to $11.60	$11.32 to $11.57	$38,727	0.00%	0.25% to 0.60%	(0.59)% to (0.24)%
2012	2,789	$11.46 to $11.62	$11.39 to $11.60	$32,123	0.02%	0.25% to 0.60%	(0.58)% to (0.23)%
2011	2,603	$11.52 to $11.65	$11.46 to $11.62	$30,080	0.03%	0.25% to 0.60%	(0.57)% to (0.22)%

TIAA-CREF Life Real Estate Securities Sub-Account
2020	141	$130.71 to $138.84	$131.58 to $140.46	$19,424	2.29%	0.10% to 0.60%	0.66% to 1.17%
2019	150	$100.12 to $105.82	$130.71 to $138.84	$20,309	1.98%	0.10% to 0.60%	30.55% to 31.20%
2018	155	$105.18 to $108.95	$100.12 to $105.82	$15,963	2.02%	0.10% to 0.60%	(4.80)% to 2.42%
2017	173	$94.20 to $97.24	$105.18 to $108.95	$18,655	0.00%	0.25% to 0.60%	11.65% to 12.04%
2016	179	$91.16 to $93.77	$94.20 to $97.24	$17,267	2.77%	0.25% to 0.60%	3.34% to 3.70%
2015	174	$87.87 to $90.07	$91.16 to $93.77	$16,146	2.62%	0.25% to 0.60%	3.74% to 4.11%
2014	173	$68.81 to $70.29	$87.87 to $90.07	$15,463	1.79%	0.25% to 0.60%	27.7% to 28.15%
2013	143	$67.94 to $69.16	$68.81 to $70.29	$9,979	2.05%	0.25% to 0.60%	1.28% to 1.63%
2012	115	$57.06 to $57.87	$67.94 to $69.16	$7,923	1.97%	0.25% to 0.60%	19.07% to 19.49%
2011	105	$53.78 to $54.36	$57.06 to $57.87	$6,028	1.41%	0.25% to 0.60%	6.09% to 6.46%

Intelligent Variable Annuity Prospectus	33

CONDENSED FINANCIAL INFORMATION

					For the period ended December 31,
Period	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(c)(e)	Total Return Lowest to Highest(b)(f)

TIAA-CREF Life Small-Cap Equity Sub-Account
2020	117	$124.87 to $132.63	$140.01 to $149.46	$17,167	0.86%	0.10% to 0.60%	12.13% to 12.69%
2019	103	$101.53 to $107.31	$124.87 to $132.63	$13,326	0.57%	0.10% to 0.60%	22.98% to 23.60%
2018	102	$116.14 to $120.30	$101.53 to $107.31	$10,687	0.60%	0.10% to 0.60%	(13.54)% to (10.41)%
2017	110	$101.68 to $104.96	$116.14 to $120.30	$13,131	0.00%	0.25% to 0.60%	14.21% to 14.61%
2016	108	$85.34 to $87.78	$101.68 to $104.96	$11,199	0.88%	0.25% to 0.60%	19.15% to 19.57%
2015	111	$85.98 to $88.13	$85.34 to $87.78	$9,632	0.63%	0.25% to 0.60%	(0.75)% to (0.40)%
2014	123	$80.95 to $82.69	$85.98 to $88.13	$10,800	0.76%	0.25% to 0.60%	6.21% to 6.58%
2013	117	$58.23 to $59.27	$80.95 to $82.69	$9,579	0.75%	0.25% to 0.60%	39.03% to 39.52%
2012	70	$51.37 to $52.11	$58.23 to $59.27	$4,139	1.21%	0.25% to 0.60%	13.34% to 13.74%
2011	63	$53.97 to $54.55	$51.37 to $52.11	$3,269	0.57%	0.25% to 0.60%	(4.81)% to (4.47)%

TIAA-CREF Life Social Choice Equity Sub-Account
2020	306	$77.89 to $82.74	$93.27 to $99.57	$29,642	1.56%	0.10% to 0.60%	19.75% to 20.35%
2019	319	$59.64 to $63.04	$77.89 to $82.74	$25,614	1.56%	0.10% to 0.60%	30.60% to 31.25%
2018	331	$63.53 to $65.80	$59.64 to $63.04	$20,290	1.63%	0.10% to 0.60%	(6.11)% to (3.87)%
2017	325	$52.84 to $54.54	$63.53 to $65.80	$21,097	0.01%	0.25% to 0.60%	20.24% to 20.66%
2016	320	$46.89 to $48.23	$52.84 to $54.54	$17,239	2.34%	0.25% to 0.60%	12.67% to 13.07%
2015	331	$48.48 to $49.70	$46.89 to $48.23	$15,766	2.54%	0.25% to 0.60%	(3.28)% to (2.94)%
2014	328	$43.95 to $44.89	$48.48 to $49.70	$16,156	1.94%	0.25% to 0.60%	10.31% to 10.7%
2013	304	$32.96 to $33.55	$43.95 to $44.89	$13,537	1.94%	0.25% to 0.60%	33.33% to 33.80%
2012	182	$29.09 to $29.50	$32.96 to $33.55	$6,068	2.49%	0.25% to 0.60%	13.33% to 13.72%
2011	115	$29.27 to $29.59	$29.09 to $29.50	$3,382	2.44%	0.25% to 0.60%	(0.64)% to (0.29)%

TIAA-CREF Life Stock Index Sub-Account
2020	2,106	$97.03 to $103.06	$116.48 to $124.34	$254,508	1.71%	0.10% to 0.60%	20.04% to 20.64%
2019	2,141	$74.62 to $78.87	$97.03 to $103.06	$214,590	1.73%	0.10% to 0.60%	30.03% to 30.68%
2018	1,832	$79.25 to $82.09	$74.62 to $78.87	$140,633	1.67%	0.10% to 0.60%	(5.88)% to (5.37)%
2017	1,573	$65.88 to $68.01	$79.25 to $82.09	$127,879	0.00%	0.25% to 0.60%	20.29% to 20.71%
2016	1,372	$58.80 to $60.49	$65.88 to $68.01	$92,405	2.20%	0.25% to 0.60%	12.04% to 12.43%
2015	1,396	$58.90 to $60.38	$58.80 to $60.49	$83,749	2.08%	0.25% to 0.60%	(0.17)% to 0.18%
2014	1,241	$52.68 to $53.82	$58.90 to $60.38	$74,448	1.99%	0.25% to 0.60%	11.79% to 12.18%
2013	1,113	$39.73 to $40.44	$52.68 to $53.82	$59,575	2.29%	0.25% to 0.60%	32.63% to 33.10%
2012	957	$34.35 to $34.84	$39.73 to $40.44	$38,533	2.42%	0.25% to 0.60%	15.65% to 16.06%
2011	861	$34.23 to $34.60	$34.35 to $34.84	$29,901	2.08%	0.25% to 0.60%	0.35% to 0.70%

Calamos Growth and Income Portfolio Sub-Account
2020	113	$30.36 to $32.25	$36.95 to $39.44	$4,420	0.48%	0.10% to 0.60%	21.70% to 22.31%
2019	127	$24.33 to $25.71	$30.36 to $32.25	$3,996	1.64%	0.10% to 0.60%	24.81% to 25.44%
2018	142	$25.60 to $26.51	$24.33 to $25.71	$3,556	1.24%	0.10% to 0.60%	(9.14)% to (4.63)%
2017	157	$22.29 to $23.01	$25.60 to $26.51	$4,098	0.85%	0.25% to 0.60%	14.82% to 15.22%
2016	158	$21.09 to $21.70	$22.29 to $23.01	$3,596	2.41%	0.25% to 0.60%	5.69% to 6.06%
2015	177	$20.98 to $21.51	$21.09 to $21.70	$3,798	2.70%	0.25% to 0.60%	0.52% to 0.87%
2014	191	$19.76 to $20.18	$20.98 to $21.51	$4,067	0.96%	0.25% to 0.60%	6.20% to 6.58%
2013	208	$17.08 to $17.38	$19.76 to $20.18	$4,162	1.10%	0.25% to 0.60%	15.70% to 16.11%
2012	207	$15.84 to $16.07	$17.08 to $17.38	$3,576	2.01%	0.25% to 0.60%	7.78% to 8.16%
2011	221	$16.24 to $16.42	$15.84 to $16.07	$3,529	1.47%	0.25% to 0.60%	(2.46)% to (2.12)%

34	Prospectus Intelligent Variable Annuity

continued

					For the period ended December 31,
Period	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(c)(e)	Total Return Lowest to Highest(b)(f)

ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account
2020	657	$43.89 to $46.62	$51.49 to $54.97	$34,895	0.83%	0.10% to 0.60%	17.31% to 17.90%
2019	712	$35.30 to $37.31	$43.89 to $46.62	$32,114	0.98%	0.10% to 0.60%	24.32% to 24.95%
2018	723	$38.75 to $40.14	$35.30 to $37.31	$26,114	0.62%	0.10% to 0.60%	(15.40)% to (8.57)%
2017	703	$33.52 to $34.60	$38.75 to $40.14	$27,798	0.54%	0.25% to 0.60%	15.60% to 16.00%
2016	560	$33.32 to $34.28	$33.52 to $34.60	$19,098	0.83%	0.25% to 0.60%	0.60% to 0.95%
2015	337	$34.12 to $34.97	$33.32 to $34.28	$11,411	0.43%	0.25% to 0.60%	(2.32)% to (1.98)%
2014	220	$28.51 to $29.12	$34.12 to $34.97	$7,626	0.20%	0.25% to 0.60%	19.67% to 20.09%
2013	120	$19.41 to $19.75	$28.51 to $29.12	$3,464	0.39%	0.25% to 0.60%	46.90% to 47.41%
2012	67	$16.44 to $16.68	$19.41 to $19.75	$1,315	0.41%	0.25% to 0.60%	18.01% to 18.43%
2011	65	$16.14 to $16.32	$16.44 to $16.68	$1,071	0.20%	0.25% to 0.60%	1.86% to 2.22%

ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
2020	85	$48.24 to $51.24	$68.69 to $73.33	$6,049	0.00%	0.10% to 0.60%	42.41% to 43.12%
2019	87	$38.25 to $40.43	$48.24 to $51.24	$4,333	0.00%	0.10% to 0.60%	26.11% to 26.75%
2018	131	$37.20 to $38.54	$38.25 to $40.43	$5,142	0.00%	0.10% to 0.60%	(16.84)% to 3.18%
2017	83	$30.12 to $31.09	$37.20 to $38.54	$3,153	0.00%	0.25% to 0.60%	23.52% to 23.96%
2016	88	$28.64 to $29.46	$30.12 to $31.09	$2,695	0.00%	0.25% to 0.60%	5.17% to 5.54%
2015	98	$30.13 to $30.88	$28.64 to $29.46	$2,851	0.00%	0.25% to 0.60%	(4.95)% to (4.61)%
2014	93	$29.12 to $29.75	$30.13 to $30.88	$2,850	0.00%	0.25% to 0.60%	3.46% to 3.82%
2013	76	$19.92 to $20.28	$29.12 to $29.75	$2,232	0.04%	0.25% to 0.60%	46.17% to 46.68%
2012	27	$16.78 to $17.02	$19.92 to $20.28	$542	0.86%	0.25% to 0.60%	18.71% to 19.13%
2011	21	$16.65 to $16.83	$16.78 to $17.02	$350	0.00%	0.25% to 0.60%	0.78% to 1.13%

Credit Suisse Trust—Commodity Return Strategy Portfolio Sub-Account
2020	13	$16.26 to $16.77	$15.92 to $16.50	$211	3.76%	0.10% to 0.60%	(2.07)% to (1.58)%
2019	10	$15.33 to $15.61	$16.26 to $16.77	$165	0.88%	0.10% to 0.59%	1.61% to 6.42%
2018	8	$17.46 to $17.72	$15.33 to $15.61	$124	2.67%	0.24% to 0.59%	(12.19)% to (11.12)%
2017	13	$17.30 to $17.49	$17.46 to $17.72	$224	9.44%	0.25% to 0.60%	0.91% to 1.26%
2016	14	$15.54 to $15.66	$17.30 to $17.49	$240	0.00%	0.25% to 0.60%	11.35% to 11.74%
2015	4	$20.87 to $20.95	$15.54 to $15.66	$60	0.00%	0.25% to 0.60%	(25.54)% to (25.28)%
2014	2	$25.31	$20.87 to $20.95	$42	0.00%	0.26% to 0.60%	(17.51)% to (17.22)%
2013(r)	89	$25.00	$25.31	$2	0.00%	0.29%	1.26%

Delaware VIP Diversified Income Series—Standard Class Sub-Account
2020	3,483	$17.19 to $18.26	$18.98 to $20.26	$68,494	2.74%	0.10% to 0.60%	10.37% to 10.93%
2019	3,586	$15.66 to $16.55	$17.19 to $18.26	$63,592	2.72%	0.10% to 0.60%	9.77% to 10.32%
2018	2,960	$16.10 to $16.68	$15.66 to $16.55	$47,602	3.12%	0.10% to 0.60%	(2.71)% to 0.28%
2017	2,828	$15.39 to $15.89	$16.10 to $16.68	$46,593	2.63%	0.25% to 0.60%	4.59% to 4.96%
2016	2,881	$14.96 to $15.39	$15.39 to $15.89	$45,239	3.37%	0.25% to 0.60%	2.90% to 3.27%
2015	3,048	$15.21 to $15.59	$14.96 to $15.39	$46,398	3.07%	0.25% to 0.60%	(1.67)% to (1.33)%
2014	3,183	$14.53 to $14.84	$15.21 to $15.59	$49,173	2.15%	0.25% to 0.60%	4.69% to 5.05%
2013	2,755	$14.81 to $15.07	$14.53 to $14.84	$40,573	2.23%	0.25% to 0.60%	(1.85)% to (1.51)%
2012	2,037	$13.90 to $14.10	$14.81 to $15.07	$30,504	4.33%	0.25% to 0.60%	6.55% to 6.93%
2011	1,298	$13.14 to $13.28	$13.90 to $14.10	$18,199	5.31%	0.25% to 0.60%	5.76% to 6.13%

Intelligent Variable Annuity Prospectus	35

CONDENSED FINANCIAL INFORMATION

						For the period ended December 31,
Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(c)(e)	Total Return Lowest to Highest(b)(f)

Delaware VIP International Series—Standard Class Sub-Account
2020	(gg)	2,616	$17.35 to $18.28	$17.43 to $18.61	$47,083	0.00%	0.12% to 0.71%	1.19% to 1.21%

Delaware VIP Small Cap Value Series—Standard Class Sub-Account
2020		414	$76.27 to $81.02	$74.37 to $79.39	$31,826	1.34%	0.10% to 0.60%	(2.49)% to (2.00)%
2019		381	$59.88 to $63.29	$76.27 to $81.02	$29,919	1.04%	0.10% to 0.60%	27.37% to 28.01%
2018		383	$72.34 to $74.93	$59.88 to $63.29	$23,516	0.84%	0.10% to 0.60%	(17.22)% to (13.63)%
2017		390	$64.94 to $67.04	$72.34 to $74.93	$28,809	0.83%	0.25% to 0.60%	11.38% to 11.77%
2016		393	$49.72 to $51.14	$64.94 to $67.04	$26,012	1.03%	0.25% to 0.60%	30.62% to 31.08%
2015		405	$53.34 to $54.67	$49.72 to $51.14	$20,514	0.67%	0.25% to 0.60%	(6.78)% to (6.45)%
2014		303	$50.68 to $51.77	$53.34 to $54.67	$16,441	0.50%	0.25% to 0.60%	5.23% to 5.60%
2013		219	$38.19 to $38.88	$50.68 to $51.77	$11,296	0.65%	0.25% to 0.60%	32.71% to 33.17%
2012		155	$33.73 to $34.22	$38.19 to $38.88	$5,993	0.84%	0.25% to 0.60%	13.22% to 13.62%
2011		136	$34.39 to $34.76	$33.73 to $34.22	$4,659	0.52%	0.25% to 0.60%	(1.92)% to (1.58)%

DFA VA Equity Allocation Portfolio Sub-Account
2020		875	$30.73 to $31.11	$34.26 to $34.86	$30,275	1.75%	0.10% to 0.60%	11.49% to 12.05%
2019		941	$24.55 to $24.73	$30.73 to $31.11	$29,124	1.93%	0.10% to 0.60%	25.16% to 25.78%
2018		862	$27.83 to $27.86	$24.55 to $24.73	$21,249	1.91%	0.10% to 0.60%	(12.41)% to (11.09)%
2017(ee)		668	$25.00	$27.83 to $27.86	$18,616	3.18%	0.25% to 0.49%	11.30% to 11.43%

DFA VA Global Bond Portfolio Sub-Account
2020		2,151	$28.15 to $29.25	$28.39 to $29.65	$62,594	0.03%	0.10% to 0.60%	0.85% to 1.36%
2019		2,031	$27.18 to $28.10	$28.15 to $29.25	$58,438	2.72%	0.10% to 0.60%	0.05% to 4.08%
2018		1,742	$26.88 to $27.41	$27.18 to $28.10	$48,220	5.17%	0.10% to 0.60%	1.14% to 1.88%
2017		1,342	$26.48 to $26.91	$26.88 to $27.41	$36,643	1.93%	0.25% to 0.60%	1.50% to 1.86%
2016		1,093	$26.18 to $26.52	$26.48 to $26.91	$29,316	1.93%	0.25% to 0.60%	1.12% to 1.47%
2015		804	$25.94 to $26.18	$26.18 to $26.52	$21,266	2.17%	0.25% to 0.60%	0.94% to 1.29%
2014		333	$25.36 to $25.51	$25.94 to $26.18	$8,698	3.25%	0.25% to 0.60%	2.27% to 2.63%
2013		107	$25.61 to $25.67	$25.36 to $25.51	$2,719	0.78%	0.25% to 0.60%	(0.95)% to (0.60)%
2012	(k)	16	$25.07	$25.61 to $25.67	$405	3.04%	0.25% to 0.60%	(0.12)% to 2.23%

DFA VA Global Moderate Allocation Portfolio Sub-Account
2020		1,040	$34.35 to $35.42	$38.00 to $39.38	$40,254	1.14%	0.10% to 0.60%	10.62% to 27.85%
2019		1,049	$29.25 to $30.02	$34.35 to $35.42	$36,602	2.37%	0.10% to 0.60%	17.42% to 18.01%
2018		1,025	$31.61 to $32.07	$29.25 to $30.02	$30,373	2.28%	0.10% to 0.60%	(8.44)% to (7.08)%
2017		835	$27.76 to $28.07	$31.61 to $32.07	$26,670	1.24%	0.25% to 0.60%	13.88% to 14.27%
2016		1,575	$25.60 to $25.80	$27.76 to $28.07	$44,117	1.83%	0.25% to 0.60%	8.42% to 8.80%
2015		1,247	$26.29 to $26.40	$25.60 to $25.80	$32,132	1.71%	0.25% to 0.60%	(2.62)% to (2.28)%
2014	(u)	586	$25.50	$26.29 to $26.40	$15,459	2.51%	0.25% to 0.61%	(0.26)% to 3.42%

DFA VA International Small Portfolio Sub-Account
2020		1,036	$43.63 to $45.34	$47.46 to $49.56	$50,232	2.19%	0.10% to 0.60%	8.76% to 9.30%
2019		1,048	$35.43 to $36.63	$43.63 to $45.34	$46,598	2.82%	0.10% to 0.60%	23.16% to 23.77%
2018		1,010	$44.43 to $45.32	$35.43 to $36.63	$36,357	1.74%	0.10% to 0.60%	(20.40)% to (19.97)%
2017		856	$34.39 to $34.96	$44.43 to $45.32	$38,536	2.98%	0.25% to 0.60%	29.17% to 29.62%
2016		618	$32.57 to $32.99	$34.39 to $34.96	$21,490	3.07%	0.25% to 0.60%	5.60% to 5.97%
2015		372	$30.97 to $31.26	$32.57 to $32.99	$12,219	3.19%	0.25% to 0.60%	5.18% to 5.55%
2014		132	$33.06 to $33.26	$30.97 to $31.26	$4,105	2.85%	0.25% to 0.60%	(6.34)% to (6.01)%
2013		57	$26.18 to $26.24	$33.06 to $33.26	$1,888	3.95%	0.25% to 0.60%	20.13% to 26.75%
2012	(l)	15	$24.28	$26.18 to $26.24	$390	4.68%	0.25% to 0.60%	5.03% to 15.18%

36	Prospectus Intelligent Variable Annuity

continued

						For the period ended December 31,
Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(c)(e)	Total Return Lowest to Highest(b)(f)

DFA VA International Value Portfolio Sub-Account
2020		2,572	$35.95 to $37.36	$35.11 to $36.66	$92,346	2.60%	0.10% to 0.60%	(2.35)% to (1.86)%
2019		2,230	$31.22 to $32.28	$35.95 to $37.36	$81,784	4.14%	0.10% to 0.60%	15.17% to 15.74%
2018		1,587	$37.88 to $38.64	$31.22 to $32.28	$50,351	3.08%	0.10% to 0.60%	(17.81)% to (17.29)%
2017		1,138	$30.29 to $30.79	$37.88 to $38.64	$43,737	3.45%	0.25% to 0.60%	25.06% to 25.49%
2016		821	$27.93 to $28.29	$30.29 to $30.79	$25,168	4.02%	0.25% to 0.60%	8.46% to 8.84%
2015		553	$30.20 to $30.48	$27.93 to $28.29	$15,581	4.02%	0.25% to 0.60%	(7.52)% to (7.19)%
2014		249	$32.72 to $32.91	$30.20 to $30.48	$7,587	5.74%	0.25% to 0.60%	(7.71)% to (7.39)%
2013		100	$27.06 to $27.12	$32.72 to $32.91	$3,276	4.32%	0.25% to 0.60%	19.28% to 21.35%
2012	(m)	15	$22.87	$27.06 to $27.12	$417	6.75%	0.25% to 0.60%	3.38% to 18.40%

DFA VA Short-Term Fixed Portfolio Sub-Account
2020		3,092	$25.59 to $26.59	$25.58 to $26.72	$80,902	0.64%	0.10% to 0.60%	0.00% to 0.50%
2019		2,756	$25.11 to $25.96	$25.59 to $26.59	$71,891	2.31%	0.10% to 0.60%	1.90% to 2.41%
2018		2,701	$24.82 to $25.32	$25.11 to $25.96	$68,908	1.68%	0.10% to 0.60%	1.17% to 1.52%
2017		2,254	$24.76 to $25.17	$24.82 to $25.32	$56,713	1.27%	0.25% to 0.60%	0.23% to 0.58%
2016		1,403	$24.71 to $25.03	$24.76 to $25.17	$35,136	0.83%	0.25% to 0.60%	0.19% to 0.54%
2015		968	$24.79 to $25.02	$24.71 to $25.03	$24,138	0.37%	0.25% to 0.60%	(0.30)% to 0.05%
2014		596	$24.90 to $25.05	$24.79 to $25.02	$14,864	0.28%	0.25% to 0.60%	(0.45)% to (0.10)%
2013		234	$24.99 to $25.05	$24.90 to $25.05	$5,855	0.50%	0.25% to 0.60%	(0.35)% to 0.00%
2012	(n)	27	$24.99	$24.99 to $25.05	$664	1.53%	0.25% to 0.60%	(0.10)% to 0.17%

DFA VA US Large Value Portfolio Sub-Account
2020		970	$60.43 to $62.79	$59.24 to $61.86	$58,724	2.34%	0.10% to 0.60%	(1.97)% to (1.47)%
2019		929	$48.33 to $49.97	$60.43 to $62.79	$57,261	2.17%	0.10% to 0.60%	25.03% to 25.66%
2018		942	$55.33 to $56.43	$48.33 to $49.97	$46,258	2.35%	0.10% to 0.60%	(13.48)% to (10.85)%
2017		775	$46.74 to $47.51	$55.33 to $56.43	$43,475	2.38%	0.25% to 0.60%	18.37% to 18.78%
2016		467	$39.55 to $40.07	$46.74 to $47.51	$22,114	2.39%	0.25% to 0.60%	18.16% to 18.58%
2015		356	$41.20 to $41.58	$39.55 to $40.07	$14,223	2.29%	0.25% to 0.60%	(3.98)% to (3.65)%
2014		250	$37.99 to $38.21	$41.20 to $41.58	$10,363	2.78%	0.25% to 0.60%	8.43% to 8.81%
2013		108	$27.14 to $27.21	$37.99 to $38.21	$4,116	2.48%	0.25% to 0.60%	25.18% to 40.47%
2012	(m)	14	$23.57	$27.14 to $27.21	$389	4.42%	0.25% to 0.60%	1.56% to 15.22%

DFA VA US Targeted Value Portfolio Sub-Account
2020		634	$53.18 to $55.26	$54.97 to $57.41	$35,672	1.86%	0.10% to 0.60%	3.36% to 3.88%
2019		595	$43.66 to $45.14	$53.18 to $55.26	$32,307	1.57%	0.10% to 0.60%	21.83% to 22.44%
2018		527	$52.20 to $53.25	$43.66 to $45.14	$23,397	1.07%	0.10% to 0.60%	(22.68)% to (15.20)%
2017		416	$47.85 to $48.63	$52.20 to $53.25	$22,040	1.28%	0.25% to 0.60%	9.11% to 9.49%
2016		282	$37.75 to $38.24	$47.85 to $48.63	$13,680	1.31%	0.25% to 0.60%	26.73% to 27.17%
2015		218	$40.08 to $40.45	$37.75 to $38.24	$8,296	1.42%	0.25% to 0.60%	(5.80)% to (5.47)%
2014		167	$38.88 to $39.10	$40.08 to $40.45	$6,749	1.24%	0.25% to 0.60%	3.09% to 3.45%
2013		78	$27.04 to $27.11	$38.88 to $39.10	$3,036	1.38%	0.25% to 0.60%	26.94% to 44.26%
2012	(l)	12	$24.30	$27.04 to $27.11	$328	2.33%	0.25% to 0.60%	2.30% to 11.35%

Franklin Income VIP Fund—Class 1 Sub-Account
2020		272	$32.25 to $34.26	$32.37 to $34.56	$9,198	5.83%	0.10% to 0.60%	0.37% to 0.87%
2019		302	$27.87 to $29.46	$32.25 to $34.26	$10,059	5.41%	0.10% to 0.60%	15.72% to 16.30%
2018		310	$29.24 to $30.28	$27.87 to $29.46	$8,883	4.82%	0.10% to 0.60%	(4.67)% to (3.11)%
2017		334	$26.75 to $27.61	$29.24 to $30.28	$9,986	4.28%	0.25% to 0.60%	9.29% to 9.67%
2016		285	$23.54 to $24.21	$26.75 to $27.61	$7,781	4.93%	0.25% to 0.60%	13.65% to 14.05%
2015		288	$25.42 to $26.05	$23.54 to $24.21	$6,892	4.45%	0.25% to 0.60%	(7.40)% to (7.07)%
2014		291	$24.37 to $24.89	$25.42 to $26.05	$7,513	5.04%	0.25% to 0.60%	4.29% to 4.66%
2013		305	$21.47 to $21.86	$24.37 to $24.89	$7,547	6.00%	0.25% to 0.60%	13.50% to 13.90%
2012		238	$19.13 to $19.41	$21.47 to $21.86	$5,176	6.10%	0.25% to 0.60%	12.23% to 12.63%
2011		212	$18.74 to $18.94	$19.13 to $19.41	$4,098	6.20%	0.25% to 0.60%	2.10% to 2.46%

Intelligent Variable Annuity Prospectus	37

CONDENSED FINANCIAL INFORMATION

					For the period ended December 31,
Period	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(c)(e)	Total Return Lowest to Highest(b)(f)

Franklin Mutual Shares VIP Fund—Class 1 Sub-Account
2020	57	$35.73 to $37.95	$33.80 to $36.08	$2,005	2.79%	0.10% to 0.60%	(5.42)% to (4.94)%
2019	59	$29.24 to $30.91	$35.73 to $37.95	$2,177	2.09%	0.10% to 0.60%	22.19% to 22.80%
2018	61	$32.28 to $33.44	$29.24 to $30.91	$1,843	2.41%	0.10% to 0.60%	(9.40)% to (9.02)%
2017	69	$29.89 to $30.85	$32.28 to $33.44	$2,291	2.40%	0.25% to 0.60%	7.99% to 8.36%
2016	75	$25.84 to $26.58	$29.89 to $30.85	$2,278	2.27%	0.25% to 0.60%	15.66% to 16.06%
2015	89	$27.28 to $27.96	$25.84 to $26.58	$2,350	3.38%	0.25% to 0.60%	(5.26)% to (4.93)%
2014	100	$25.56 to $26.11	$27.28 to $27.96	$2,784	2.06%	0.25% to 0.60%	6.74% to 7.11%
2013	95	$20.01 to $20.36	$25.56 to $26.11	$2,464	2.28%	0.25% to 0.60%	27.76% to 28.21%
2012	84	$17.56 to $17.81	$20.01 to $20.36	$1,695	2.34%	0.25% to 0.60%	13.92% to 14.32%
2011	70	$17.81 to $18.00	$17.56 to $17.81	$1,248	2.87%	0.25% to 0.60%	(1.38)% to (1.04)%

Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account
2020	186	$56.67 to $60.19	$87.61 to $93.52	$16,919	0.00%	0.10% to 0.60%	54.59% to 55.37%
2019	170	$43.25 to $45.72	$56.67 to $60.19	$9,924	0.00%	0.10% to 0.60%	31.01% to 31.67%
2018	138	$45.88 to $47.52	$43.25 to $45.72	$6,145	0.00%	0.10% to 0.60%	(9.40)% to (5.39)%
2017	141	$37.91 to $39.13	$45.88 to $47.52	$6,625	0.00%	0.25% to 0.60%	21.02% to 21.44%
2016	148	$36.53 to $37.58	$37.91 to $39.13	$5,710	0.00%	0.25% to 0.60%	3.78% to 4.14%
2015	168	$37.67 to $38.61	$36.53 to $37.58	$6,238	0.00%	0.25% to 0.60%	(3.03)% to (2.69)%
2014	153	$35.16 to $35.92	$37.67 to $38.61	$5,864	0.00%	0.25% to 0.60%	7.13% to 7.51%
2013	94	$25.54 to $26.00	$35.16 to $35.92	$3,362	0.00%	0.25% to 0.60%	37.67% to 38.16%
2012	57	$23.12 to $23.46	$25.54 to $26.00	$1,468	0.00%	0.25% to 0.60%	10.45% to 10.84%
2011	57	$24.38 to $24.65	$23.12 to $23.46	$1,336	0.00%	0.25% to 0.60%	(5.16)% to (4.83)%

Janus Henderson Forty Portfolio—Institutional Shares Sub-Account
2020	102	$115.68 to $122.88	$160.30 to $171.12	$17,101	0.27%	0.10% to 0.60%	38.57% to 39.26%
2019	106	$84.85 to $89.68	$115.68 to $122.88	$12,707	0.15%	0.10% to 0.60%	36.34% to 37.02%
2018	93	$83.70 to $86.70	$84.85 to $89.68	$8,104	0.00%	0.10% to 0.60%	(6.92)% to 1.73%
2017	120	$64.62 to $66.70	$83.70 to $86.70	$10,337	0.00%	0.25% to 0.60%	29.54% to 29.99%
2016	92	$63.61 to $65.43	$64.62 to $66.70	$6,046	0.00%	0.25% to 0.60%	1.59% to 1.94%
2015	122	$57.02 to $58.45	$63.61 to $65.43	$7,900	0.00%	0.25% to 0.60%	11.55% to 11.94%
2014	93	$52.76 to $53.89	$57.02 to $58.45	$5,417	0.16%	0.25% to 0.60%	8.08% to 8.46%
2013	80	$40.45 to $41.17	$52.76 to $53.89	$4,297	0.69%	0.25% to 0.60%	30.44% to 30.90%
2012	94	$32.77 to $33.24	$40.45 to $41.17	$3,854	0.77%	0.25% to 0.60%	23.41% to 23.85%
2011	76	$35.33 to $35.72	$32.77 to $33.24	$2,519	0.40%	0.25% to 0.60%	(7.25)% to (6.93)%

Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account
2020	26	$61.75 to $65.60	$71.39 to $76.21	$1,942	1.37%	0.10% to 0.59%	15.60% to 16.18%
2019	26	$48.91 to $51.70	$61.75 to $65.60	$1,689	1.90%	0.10% to 0.60%	26.26% to 26.89%
2018	27	$57.85 to $59.93	$48.91 to $51.70	$1,362	1.65%	0.10% to 0.60%	(18.44)% to (15.16)%
2017	28	$44.39 to $45.82	$57.85 to $59.93	$1,666	1.67%	0.25% to 0.60%	30.34% to 30.79%
2016	29	$47.73 to $49.10	$44.39 to $45.82	$1,324	4.74%	0.25% to 0.60%	(7.01)% to (6.68)%
2015	39	$52.53 to $53.85	$47.73 to $49.10	$1,915	0.57%	0.25% to 0.60%	(9.14)% to (8.82)%
2014	44	$59.97 to $61.26	$52.53 to $53.85	$2,344	2.94%	0.25% to 0.60%	(12.40)% to (12.09)%
2013	48	$52.66 to $53.60	$59.97 to $61.26	$2,905	2.82%	0.25% to 0.60%	13.88% to 14.28%
2012	68	$46.69 to $47.36	$52.66 to $53.60	$3,625	0.66%	0.25% to 0.60%	12.79% to 13.18%
2011	92	$69.25 to $69.99	$46.69 to $47.36	$4,338	0.58%	0.25% to 0.60%	(32.57)% to (32.34)%

38	Prospectus Intelligent Variable Annuity

continued

						For the period ended December 31,
Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(c)(e)	Total Return Lowest to Highest(b)(f)

Janus Henderson Mid Cap Value Portfolio—Institutional Shares Sub-Account
2020		214	$38.50 to $40.90	$37.92 to $40.48	$8,484	1.22%	0.10% to 0.60%	(1.51)% to (1.02)%
2019		233	$29.72 to $31.41	$38.50 to $40.90	$9,264	1.18%	0.10% to 0.60%	29.57% to 30.22%
2018		238	$34.62 to $35.86	$29.72 to $31.41	$7,263	1.02%	0.10% to 0.60%	(14.15)% to (12.77)%
2017		281	$30.56 to $31.55	$34.62 to $35.86	$9,982	0.76%	0.25% to 0.60%	13.26% to 13.65%
2016		312	$25.83 to $26.57	$30.56 to $31.55	$9,747	1.05%	0.25% to 0.60%	18.32% to 18.73%
2015		312	$26.92 to $27.59	$25.83 to $26.57	$8,214	1.22%	0.25% to 0.60%	(4.04)% to (3.71)%
2014		335	$24.90 to $25.43	$26.92 to $27.59	$9,154	1.39%	0.25% to 0.60%	8.12% to 8.50%
2013		340	$19.86 to $20.22	$24.90 to $25.43	$8,593	1.25%	0.25% to 0.60%	25.34% to 25.78%
2012		333	$17.98 to $18.24	$19.86 to $20.22	$6,689	1.02%	0.25% to 0.60%	10.47% to 10.86%
2011		261	$18.58 to $18.78	$17.98 to $18.24	$4,741	0.84%	0.25% to 0.60%	(3.22)% to (2.89)%

John Hancock Emerging Markets Value Trust Portfolio Sub-Account
2020		1,415	$29.98 to $30.75	$30.91 to $31.86	$44,380	2.60%	0.10% to 0.60%	3.10% to 3.62%
2019		1,279	$27.20 to $27.76	$29.98 to $30.75	$38,804	3.48%	0.10% to 0.60%	10.23% to 10.78%
2018		997	$31.63 to $31.97	$27.20 to $27.76	$27,363	2.88%	0.10% to 0.60%	(15.69)% to (10.51)%
2017		756	$23.98 to $24.15	$31.63 to $31.97	$24,077	1.95%	0.25% to 0.60%	31.88% to 32.35%
2016		494	$20.43 to $20.51	$23.98 to $24.15	$11,890	2.58%	0.25% to 0.60%	17.38% to 17.79%
2015	(dd)	248	$25.00	$20.43 to $20.51	$5,077	3.58%	0.25% to 0.60%	(20.48)% to (16.47)%

Matson Money Fixed Income VI Portfolio Sub-Account
2020		1,014	$25.76 to $26.30	$26.44 to $27.17	$27,235	0.66%	0.20% to 0.60%	0.50% to 2.97%
2019		1,095	$24.80 to $25.22	$25.76 to $26.30	$28,585	1.69%	0.25% to 0.60%	3.90% to 4.26%
2018		1,099	$24.80 to $25.14	$24.80 to $25.22	$27,526	2.22%	0.25% to 0.60%	(0.01)% to 0.34%
2017		1,054	$24.74 to $24.98	$24.80 to $25.14	$26,361	0.95%	0.25% to 0.60%	0.26% to 0.61%
2016		888	$24.70 to $24.86	$24.74 to $24.98	$22,113	0.51%	0.25% to 0.60%	0.14% to 0.49%
2015		752	$24.92 to $24.99	$24.70 to $24.86	$18,638	0.00%	0.25% to 0.60%	(0.87)% to (0.52)%
2014	(w)	552	$25.00	$24.92 to $24.99	$13,781	1.00%	0.25% to 0.60%	(0.32)% to (0.03)%

Matson Money International Equity VI Portfolio Sub-Account
2020		647	$27.95 to $28.78	$28.49 to $29.49	$18,732	1.57%	0.25% to 0.60%	1.95% to 2.46%
2019		671	$23.96 to $24.55	$27.95 to $28.78	$19,017	2.29%	0.10% to 0.60%	16.66% to 17.24%
2018		629	$29.87 to $30.28	$23.96 to $24.55	$15,237	1.62%	0.25% to 0.60%	(19.80)% to (15.66)%
2017		513	$23.63 to $23.87	$29.87 to $30.28	$15,452	2.07%	0.25% to 0.60%	26.42% to 26.87%
2016		529	$22.07 to $22.22	$23.63 to $23.87	$12,575	2.10%	0.25% to 0.60%	7.06% to 7.44%
2015		472	$23.07 to $23.14	$22.07 to $22.22	$10,453	1.18%	0.25% to 0.60%	(4.32)% to (3.98)%
2014	(w)	344	$25.00	$23.07 to $23.14	$7,953	2.66%	0.25% to 0.60%	(8.76)% to (7.45)%

Matson Money U.S. Equity VI Portfolio Sub-Account
2020		655	$36.50 to $37.25	$38.31 to $39.24	$25,508	1.06%	0.25% to 0.60%	4.97% to 5.34%
2019		694	$29.93 to $30.44	$36.50 to $37.25	$25,681	0.87%	0.25% to 0.60%	21.96% to 22.39%
2018		662	$34.33 to $34.80	$29.93 to $30.44	$20,010	0.88%	0.25% to 0.60%	(12.83)% to (12.52)%
2017		614	$30.47 to $30.78	$34.33 to $34.80	$21,247	1.13%	0.25% to 0.60%	12.65% to 13.04%
2016		609	$25.42 to $25.59	$30.47 to $30.78	$18,667	0.82%	0.25% to 0.60%	19.86% to 20.28%
2015		561	$26.73 to $26.81	$25.42 to $25.59	$14,323	0.63%	0.25% to 0.60%	(4.87)% to (4.54)%
2014	(w)	426	$25.00	$26.73 to $26.81	$11,411	0.72%	0.25% to 0.60%	3.50% to 7.88%

Intelligent Variable Annuity Prospectus	39

CONDENSED FINANCIAL INFORMATION

						For the period ended December 31,
Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(c)(e)	Total Return Lowest to Highest(b)(f)

MFS Global Equity Series—Initial Class Sub-Account
2020		140	$34.26 to $36.39	$38.58 to $41.19	$5,621	1.19%	0.10% to 0.60%	12.61% to 13.17%
2019		155	$26.40 to $27.90	$34.26 to $36.39	$5,506	1.11%	0.10% to 0.60%	29.79% to 30.44%
2018		139	$29.42 to $30.48	$26.40 to $27.90	$3,786	0.90%	0.10% to 0.60%	(10.29)% to (7.09)%
2017		182	$23.86 to $24.63	$29.42 to $30.48	$5,495	0.90%	0.25% to 0.60%	23.33% to 23.76%
2016		154	$22.36 to $23.00	$23.86 to $24.63	$3,740	0.99%	0.25% to 0.60%	6.71% to 7.08%
2015		137	$22.82 to $23.39	$22.36 to $23.00	$3,114	1.05%	0.25% to 0.60%	(2.00)% to (1.66)%
2014		147	$22.10 to $22.57	$22.82 to $23.39	$3,398	0.75%	0.25% to 0.60%	3.25% to 3.61%
2013		126	$17.39 to $17.70	$22.10 to $22.57	$2,826	0.92%	0.25% to 0.60%	27.05% to 27.49%
2012		72	$14.19 to $14.39	$17.39 to $17.70	$1,274	1.12%	0.25% to 0.60%	22.60% to 23.03%
2011		53	$14.92 to $15.08	$14.19 to $14.39	$765	0.88%	0.25% to 0.60%	(4.89)% to (4.56)%

MFS Growth Series—Initial Class Sub-Account
2020		10	$82.82 to $87.97	$108.55 to $115.88	$1,128	0.00%	0.10% to 0.58%	31.07% to 31.73%
2019		10	$60.31 to $63.74	$82.82 to $87.97	$889	0.00%	0.10% to 0.59%	37.32% to 38.01%
2018		14	$59.10 to $61.22	$60.31 to $63.74	$892	0.08%	0.10% to 0.60%	(9.74)% to 2.41%
2017		15	$45.24 to $46.70	$59.10 to $61.22	$910	0.10%	0.25% to 0.60%	30.62% to 31.08%
2016		17	$44.43 to $45.70	$45.24 to $46.70	$770	0.04%	0.25% to 0.60%	1.83% to 2.19%
2015		28	$41.56 to $42.60	$44.43 to $45.70	$1,265	0.16%	0.25% to 0.60%	6.92% to 7.29%
2014		29	$38.37 to $39.20	$41.56 to $42.60	$1,224	0.10%	0.25% to 0.60%	8.29% to 8.67%
2013		30	$28.21 to $28.71	$38.37 to $39.20	$1,154	0.96%	0.25% to 0.60%	36.03% to 36.51%
2012		29	$24.18 to $24.42	$28.21 to $28.71	$816	0.00%	0.25% to 0.60%	(1.50)% to 16.97%
2011		19	$24.40 to $24.59	$24.18 to $24.42	$466	0.17%	0.35% to 0.60%	(0.92)% to (0.67)%

MFS Massachusetts Investors Growth Stock Portfolio Sub-Account
2020		204	$35.74 to $37.97	$43.53 to $46.47	$9,207	0.43%	0.10% to 0.60%	21.79% to 22.40%
2019		229	$25.69 to $27.15	$35.74 to $37.97	$8,442	0.68%	0.10% to 0.60%	39.12% to 39.81%
2018		152	$25.64 to $26.56	$25.69 to $27.15	$4,014	0.52%	0.10% to 0.60%	(9.18)% to 0.56%
2017		229	$20.09 to $20.73	$25.64 to $26.56	$6,016	0.65%	0.25% to 0.60%	27.66% to 28.10%
2016		182	$19.05 to $19.59	$20.09 to $20.73	$3,721	0.59%	0.25% to 0.60%	5.44% to 5.81%
2015	(cc)	182	$25.00	$19.05 to $19.59	$3,517	0.63%	0.25% to 0.60%	(1.85)% to (1.59)%

MFS Utilities Series—Initial Class Sub-Account
2020		44	$69.01 to $73.30	$72.65 to $77.55	$3,304	2.34%	0.10% to 0.60%	5.27% to 5.80%
2019		49	$55.51 to $58.67	$69.01 to $73.30	$3,496	4.04%	0.10% to 0.60%	24.32% to 24.94%
2018		45	$55.26 to $57.24	$55.51 to $58.67	$2,556	1.02%	0.10% to 0.60%	(2.98)% to 0.81%
2017		51	$48.41 to $49.97	$55.26 to $57.24	$2,854	4.21%	0.25% to 0.60%	14.15% to 14.55%
2016		49	$43.69 to $44.94	$48.41 to $49.97	$2,440	3.75%	0.25% to 0.60%	10.81% to 11.19%
2015		50	$51.42 to $52.71	$43.69 to $44.94	$2,202	4.17%	0.25% to 0.60%	(15.03)% to (14.73)%
2014		53	$45.89 to $46.87	$51.42 to $52.71	$2,763	2.66%	0.25% to 0.60%	12.06% to 12.45%
2013		48	$38.30 to $38.99	$45.89 to $46.87	$2,229	4.06%	0.25% to 0.60%	19.80% to 20.22%
2012		29	$33.96 to $34.44	$38.30 to $38.99	$1,131	6.37%	0.25% to 0.60%	12.80% to 13.20%
2011		36	$31.99 to $32.33	$33.96 to $34.44	$1,245	3.85%	0.25% to 0.60%	6.15% to 6.52%

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
2020		1,410	$31.34 to $33.29	$30.34 to $32.39	$44,093	1.28%	0.10% to 0.60%	(3.20)% to (2.72)%
2019		1,242	$27.01 to $28.55	$31.34 to $33.29	$39,999	0.73%	0.10% to 0.60%	16.05% to 16.63%
2018		1,182	$32.07 to $33.22	$27.01 to $28.55	$32,688	0.66%	0.10% to 0.60%	(19.53)% to (15.33)%
2017		1,194	$27.64 to $28.53	$32.07 to $33.22	$39,124	0.87%	0.25% to 0.60%	16.04% to 16.44%
2016		1,147	$23.94 to $24.62	$27.64 to $28.53	$32,295	0.72%	0.25% to 0.60%	15.47% to 15.88%
2015		885	$25.47 to $26.11	$23.94 to $24.62	$21,514	0.88%	0.25% to 0.60%	(8.88)% to (8.57)%
2014		607	$23.22 to $23.71	$25.47 to $26.11	$16,203	1.25%	0.25% to 0.60%	13.16% to 13.55%
2013		357	$17.04 to $17.35	$23.22 to $23.71	$8,404	1.41%	0.25% to 0.60%	30.35% to 30.81%
2012		185	$14.84 to $15.05	$17.04 to $17.35	$3,194	0.69%	0.25% to 0.60%	14.84% to 15.24%
2011		130	$15.97 to $16.14	$14.84 to $15.05	$1,951	0.87%	0.25% to 0.60%	(7.06)% to (6.73)%

40	Prospectus Intelligent Variable Annuity

continued

						For the period ended December 31,
Period	Accumulation Units Outstanding, End of Period (000’s)		Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(c)(e)	Total Return Lowest to Highest(b)(f)

Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class Sub-Account
2020	50		$33.59 to $36.74	$45.45 to $48.52	$2,365	0.60%	0.10% to 0.60%	18.85% to 19.44%
2019(ff)	57		$33.59 to $36.74	$38.24 to $40.62	$2,248	0.59%	0.10% to 0.60%	10.14% to 10.51%

PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account
2020	282		$19.50 to $20.71	$20.96 to $22.38	$6,208	5.33%	0.10% to 0.60%	7.52% to 8.06%
2019	239		$17.52 to $18.52	$19.50 to $20.71	$4,819	3.09%	0.10% to 0.60%	11.25% to 11.80%
2018	239		$18.60 to $19.26	$17.52 to $18.52	$4,304	3.26%	0.10% to 0.60%	(5.77)% to (3.31)%
2017	232		$16.45 to $16.98	$18.60 to $19.26	$4,422	4.96%	0.25% to 0.60%	13.09% to 13.48%
2016	203		$14.63 to $15.05	$16.45 to $16.98	$3,402	2.84%	0.25% to 0.60%	12.40% to 12.80%
2015	200		$16.17 to $16.57	$14.63 to $15.05	$2,970	3.13%	0.24% to 0.60%	(9.50)% to (9.18)%
2014	291		$16.15 to $16.49	$16.17 to $16.57	$4,775	5.04%	0.25% to 0.60%	0.12% to 0.47%
2013	376		$16.18 to $16.46	$16.15 to $16.49	$6,168	4.19%	0.25% to 0.60%	(0.18)% to 0.17%
2012	555		$14.14 to $14.34	$16.18 to $16.46	$9,104	6.58%	0.25% to 0.60%	14.42% to 14.82%
2011	295		$13.93 to $14.08	$14.14 to $14.34	$4,204	7.78%	0.25% to 0.60%	1.47% to 1.82%

PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account
2020	92		$16.63 to $17.15	$16.78 to $17.39	$1,579	6.13%	0.10% to 0.60%	0.89% to 1.40%
2019	93		$14.99 to $15.38	$16.63 to $17.15	$1,574	4.56%	0.10% to 0.60%	10.97% to 11.52%
2018	117		$17.54 to $17.80	$14.99 to $15.38	$1,782	2.09%	0.10% to 0.61%	(14.56)% to (8.48)%
2017	99		$17.23 to $17.43	$17.54 to $17.80	$1,754	11.29%	0.25% to 0.60%	1.79% to 2.14%
2016	81		$15.05 to $15.16	$17.23 to $17.43	$1,407	1.26%	0.25% to 0.60%	14.53% to 14.93%
2015	83		$20.34 to $20.42	$15.05 to $15.16	$1,257	4.16%	0.25% to 0.61%	(26.02)% to (25.76)%
2014	53		$25.06 to $25.07	$20.34 to $20.42	$1,072	0.51%	0.25% to 0.61%	(18.83)% to (18.55)%
2013(s)	6		$24.74 to $24.95	$25.06 to $25.07	$145	0.00%	0.37% to 0.52%	0.47% to 1.30%

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
2020	1,165		$32.36 to $33.37	$34.38 to $35.63	$40,719	4.73%	0.10% to 0.60%	6.23% to 6.76%
2019	1,184		$28.32 to $29.06	$32.36 to $33.37	$38,845	4.57%	0.10% to 0.60%	14.26% to 14.83%
2018	1,196		$29.86 to $30.30	$28.32 to $29.06	$34,255	4.29%	0.10% to 0.60%	(5.16)% to (3.09)%
2017	999		$27.30 to $27.60	$29.86 to $30.30	$30,107	5.21%	0.25% to 0.60%	9.40% to 9.78%
2016	723		$24.19 to $24.38	$27.30 to $27.60	$19,862	5.42%	0.25% to 0.60%	12.84% to 13.23%
2015	542		$24.86 to $24.96	$24.19 to $24.38	$13,169	5.50%	0.25% to 0.60%	(2.68)% to (2.34)%
2014	229		$24.60	$24.86 to $24.96	$5,695	5.12%	0.25% to 0.60%	1.07% to 1.42%
2013(t)	—	^	$24.43	$24.60	$0	2.43%	0.42%	0.71%

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class Sub-Account
2020	259		$18.69 to $19.85	$20.49 to $21.87	$5,552	2.58%	0.10% to 0.60%	9.62% to 10.17%
2019	250		$17.69 to $18.70	$18.69 to $19.85	$4,867	2.61%	0.10% to 0.60%	5.65% to 6.18%
2018	284		$18.55 to $19.21	$17.69 to $18.70	$5,192	6.53%	0.10% to 0.60%	(4.63)% to (2.39)%
2017	298		$17.15 to $17.70	$18.55 to $19.21	$5,673	2.19%	0.25% to 0.60%	8.14% to 8.52%
2016	274		$16.56 to $17.03	$17.15 to $17.70	$4,808	1.66%	0.25% to 0.60%	3.58% to 3.94%
2015	275		$17.33 to $17.77	$16.56 to $17.03	$4,643	1.98%	0.25% to 0.60%	(4.46)% to (4.13)%
2014	279		$17.02 to $17.39	$17.33 to $17.77	$4,923	2.64%	0.25% to 0.60%	1.81% to 2.16%
2013	271		$18.69 to $19.02	$17.02 to $17.39	$4,680	1.21%	0.25% to 0.60%	(8.89)% to (8.57)%
2012	293		$17.55 to $17.80	$18.69 to $19.02	$5,526	6.04%	0.25% to 0.60%	6.47% to 6.84%
2011	375		$16.39 to $16.56	$17.55 to $17.80	$6,643	5.33%	0.25% to 0.60%	7.09% to 7.47%

Intelligent Variable Annuity Prospectus	41

CONDENSED FINANCIAL INFORMATION

					For the period ended December 31,
Period	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(c)(e)	Total Return Lowest to Highest(b)(f)

PIMCO VIT Real Return Portfolio—Institutional Class Sub-Account
2020	5,162	$18.22 to $19.35	$20.26 to $21.63	$108,156	1.57%	0.10% to 0.60%	11.21% to 11.77%
2019	5,546	$16.88 to $17.84	$18.22 to $19.35	$103,984	1.81%	0.10% to 0.60%	7.95% to 8.49%
2018	5,926	$17.33 to $17.96	$16.88 to $17.84	$102,503	2.60%	0.10% to 0.60%	(2.65)% to (1.36)%
2017	5,337	$16.80 to $17.34	$17.33 to $17.96	$94,591	2.54%	0.25% to 0.60%	3.19% to 3.55%
2016	3,963	$16.04 to $16.50	$16.80 to $17.34	$67,871	2.44%	0.25% to 0.60%	4.73% to 5.09%
2015	3,240	$16.56 to $16.97	$16.04 to $16.50	$52,857	4.84%	0.25% to 0.60%	(3.14)% to (2.80)%
2014	2,549	$16.13 to $16.48	$16.56 to $16.97	$42,873	1.54%	0.25% to 0.60%	2.64% to 3.00%
2013	2,053	$17.85 to $18.17	$16.13 to $16.48	$33,580	1.98%	0.25% to 0.60%	(9.63)% to (9.31)%
2012	1,903	$16.49 to $16.72	$17.85 to $18.17	$34,367	6.42%	0.25% to 0.60%	8.27% to 8.65%
2011	1,531	$14.83 to $14.99	$16.49 to $16.72	$25,467	5.02%	0.25% to 0.60%	11.18% to 11.57%

PVC Equity Income Account—Class 1 Sub-Account
2020	1,903	$46.74 to $49.65	$49.45 to $52.79	$97,393	2.02%	0.10% to 0.60%	5.80% to 6.33%
2019	1,927	$36.43 to $38.50	$46.74 to $49.65	$92,711	1.93%	0.10% to 0.60%	28.31% to 28.96%
2018	1,983	$38.58 to $39.96	$36.43 to $38.50	$74,025	1.96%	0.10% to 0.60%	(9.96)% to (4.35)%
2017	2,059	$32.06 to $33.09	$38.58 to $39.96	$81,197	2.30%	0.25% to 0.60%	20.35% to 20.77%
2016	1,965	$27.87 to $28.67	$32.06 to $33.09	$64,213	2.79%	0.25% to 0.60%	15.03% to 15.43%
2015	1,714	$29.18 to $29.91	$27.87 to $28.67	$48,566	2.51%	0.25% to 0.60%	(4.50)% to (4.17)%
2014	1,394	$26.03 to $26.58	$29.18 to $29.91	$41,324	2.52%	0.25% to 0.60%	12.13% to 12.52%
2013	1,012	$20.57 to $20.94	$26.03 to $26.58	$26,699	3.22%	0.25% to 0.60%	26.54% to 26.98%
2012	700	$18.31 to $18.57	$20.57 to $20.94	$14,551	3.11%	0.25% to 0.60%	12.34% to 12.73%
2011	571	$17.47 to $17.66	$18.31 to $18.57	$10,552	0.48%	0.25% to 0.60%	4.81% to 5.17%

PVC MidCap Account—Class 1 Sub-Account
2020	115	$58.68 to $62.32	$69.02 to $73.68	$8,282	0.72%	0.10% to 0.60%	17.63% to 18.22%
2019	124	$41.25 to $43.60	$58.68 to $62.32	$7,512	0.28%	0.10% to 0.60%	42.24% to 42.95%
2018	132	$44.41 to $46.00	$41.25 to $43.60	$5,606	0.26%	0.10% to 0.60%	(7.11)% to (5.09)%
2017	152	$35.59 to $36.74	$44.41 to $46.00	$6,907	0.55%	0.25% to 0.60%	24.77% to 25.20%
2016	166	$32.44 to $33.37	$35.59 to $36.74	$6,047	0.42%	0.25% to 0.60%	9.71% to 10.09%
2015	176	$32.11 to $32.91	$32.44 to $33.37	$5,817	0.50%	0.25% to 0.60%	1.04% to 1.39%
2014	198	$28.59 to $29.20	$32.11 to $32.91	$6,471	0.51%	0.25% to 0.60%	12.31% to 12.70%
2013	223	$21.48 to $21.86	$28.59 to $29.20	$6,463	1.66%	0.25% to 0.60%	33.13% to 33.59%
2012	135	$18.09 to $18.35	$21.48 to $21.86	$2,926	0.83%	0.25% to 0.60%	18.73% to 19.15%
2011	102	$16.80 to $16.99	$18.09 to $18.35	$1,862	0.00%	0.25% to 0.60%	7.64% to 8.02%

Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II Sub-Account
2020	477	$40.69 to $43.23	$52.75 to $56.32	$26,159	0.00%	0.10% to 0.60%	29.63% to 30.28%
2019	510	$31.88 to $33.70	$40.69 to $43.23	$21,420	0.00%	0.10% to 0.60%	27.63% to 28.27%
2018	537	$34.03 to $35.24	$31.88 to $33.70	$17,584	0.00%	0.10% to 0.60%	(12.98)% to (5.96)%
2017	580	$26.38 to $27.23	$34.03 to $35.24	$20,194	0.00%	0.25% to 0.60%	28.97% to 29.42%
2016	619	$26.22 to $26.97	$26.38 to $27.23	$16,666	0.00%	0.25% to 0.60%	0.63% to 0.98%
2015	657	$24.91 to $25.54	$26.22 to $26.97	$17,514	0.00%	0.25% to 0.60%	5.23% to 5.60%
2014	620	$23.49 to $23.99	$24.91 to $25.54	$15,673	0.00%	0.25% to 0.60%	6.07% to 6.44%
2013	325	$18.27 to $18.60	$23.49 to $23.99	$7,744	0.00%	0.25% to 0.60%	28.58% to 29.03%
2012	191	$16.62 to $16.85	$18.27 to $18.60	$3,527	3.50%	0.25% to 0.60%	9.95% to 10.34%
2011	170	$17.50 to $17.69	$16.62 to $16.85	$2,857	0.00%	0.25% to 0.60%	(5.08)% to (4.74)%

42	Prospectus Intelligent Variable Annuity

continued

					For the period ended December 31,
Period	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(c)(e)	Total Return Lowest to Highest(b)(f)

Prudential Series Fund-Natural Resources Portfolio—Class II Sub-Account
2020	47	$36.08 to $38.33	$40.10 to $42.81	$1,993	0.00%	0.10% to 0.60%	11.15% to 11.71%
2019	42	$32.92 to $34.80	$36.08 to $38.33	$1,586	0.00%	0.10% to 0.60%	9.59% to 10.14%
2018	46	$40.60 to $42.06	$32.92 to $34.80	$1,550	0.00%	0.10% to 0.60%	(22.93)% to (18.62)%
2017	43	$41.06 to $42.39	$40.60 to $42.06	$1,798	0.00%	0.25% to 0.60%	(1.13)% to (0.78)%
2016	50	$33.10 to $34.04	$41.06 to $42.39	$2,098	0.00%	0.25% to 0.60%	24.08% to 24.51%
2015	45	$46.79 to $47.97	$33.10 to $34.04	$1,513	0.00%	0.25% to 0.60%	(29.27)% to (29.03)%
2014	47	$58.69 to $59.95	$46.79 to $47.97	$2,230	0.00%	0.25% to 0.60%	(20.27)% to (19.99)%
2013	47	$53.80 to $54.76	$58.69 to $59.95	$2,785	0.00%	0.25% to 0.60%	9.10% to 9.48%
2012	58	$55.75 to $56.55	$53.80 to $54.76	$3,155	8.05%	0.25% to 0.60%	(3.50)% to (3.16)%
2011	54	$69.54 to $70.29	$55.75 to $56.55	$3,064	0.00%	0.25% to 0.60%	(19.83)% to (19.55)%

Prudential Series Fund-Value Portfolio—Class II Sub-Account
2020	155	$48.12 to $51.11	$49.34 to $52.67	$8,058	0.00%	0.10% to 0.60%	2.53% to 3.05%
2019	155	$38.55 to $40.74	$48.12 to $51.11	$7,723	0.00%	0.10% to 0.60%	24.83% to 25.45%
2018	133	$43.20 to $44.75	$38.55 to $40.74	$5,270	0.00%	0.10% to 0.60%	(10.77)% to (7.42)%
2017	144	$37.31 to $38.51	$43.20 to $44.75	$6,362	0.00%	0.25% to 0.60%	15.81% to 16.22%
2016	154	$33.82 to $34.79	$37.31 to $38.51	$5,851	0.00%	0.25% to 0.60%	10.29% to 10.68%
2015	248	$37.21 to $38.14	$33.82 to $34.79	$8,577	0.00%	0.25% to 0.60%	(9.09)% to (8.77)%
2014	246	$34.13 to $34.87	$37.21 to $38.14	$9,307	0.00%	0.25% to 0.60%	9.00% to 9.39%
2013	177	$25.91 to $26.37	$34.13 to $34.87	$6,125	0.00%	0.25% to 0.60%	31.74% to 32.20%
2012	192	$22.84 to $23.17	$25.91 to $26.37	$5,039	0.55%	0.25% to 0.60%	13.45% to 13.85%
2011	201	$24.41 to $24.68	$22.84 to $23.17	$4,639	0.52%	0.25% to 0.60%	(6.45)% to (6.12)%

Royce Capital Fund Micro-Cap Portfolio—Investment Class Sub-Account
2020	24	$21.46 to $22.80	$26.41 to $28.19	$662	0.00%	0.10% to 0.60%	7.83% to 23.67%
2019	23	$18.06 to $19.09	$21.46 to $22.80	$511	0.00%	0.10% to 0.59%	18.84% to 19.43%
2018	57	$19.98 to $20.69	$18.06 to $19.09	$1,053	0.00%	0.14% to 0.72%	(19.51)% to (9.27)%
2017	40	$19.11 to $19.72	$19.98 to $20.69	$823	0.26%	0.25% to 0.60%	4.56% to 4.92%
2016	103	$16.06 to $16.52	$19.11 to $19.72	$2,009	1.06%	0.25% to 0.60%	19.00% to 19.41%
2015	26	$18.45 to $18.91	$16.06 to $16.52	$421	0.00%	0.25% to 0.60%	(12.98)% to (12.68)%
2014	33	$19.25 to $19.66	$18.45 to $18.91	$616	0.00%	0.25% to 0.60%	(4.16)% to (3.82)%
2013	31	$16.01 to $16.29	$19.25 to $19.66	$603	0.40%	0.25% to 0.60%	20.26% to 20.68%
2012	57	$14.97 to $15.18	$16.01 to $16.29	$916	0.00%	0.25% to 0.60%	6.96% to 7.34%
2011	68	$17.13 to $17.31	$14.97 to $15.18	$1,033	2.42%	0.25% to 0.60%	(12.63)% to (12.32)%

Royce Capital Fund Small-Cap Portfolio—Investment Class Sub-Account
2020	346	$21.33 to $22.66	$19.69 to $21.02	$7,122	1.09%	0.10% to 0.60%	(7.71)% to (7.24)%
2019	328	$18.08 to $19.11	$21.33 to $22.66	$7,239	0.73%	0.10% to 0.60%	17.96% to 18.55%
2018	302	$19.85 to $20.56	$18.08 to $19.11	$5,619	0.72%	0.10% to 0.60%	(11.77)% to (8.57)%
2017	329	$18.95 to $19.56	$19.85 to $20.56	$6,691	0.95%	0.25% to 0.60%	4.75% to 5.11%
2016	344	$15.76 to $16.21	$18.95 to $19.56	$6,666	1.78%	0.25% to 0.60%	20.24% to 20.66%
2015	381	$17.98 to $18.43	$15.76 to $16.21	$6,116	0.73%	0.25% to 0.60%	(12.33)% to (12.02)%
2014	402	$17.52 to $17.89	$17.98 to $18.43	$7,341	0.13%	0.25% to 0.60%	2.62% to 2.98%
2013	387	$13.08 to $13.31	$17.52 to $17.89	$6,877	1.15%	0.25% to 0.60%	34.08% to 34.42%
2012	364	$11.70 to $11.86	$13.08 to $13.31	$4,806	0.12%	0.25% to 0.60%	11.83% to 12.22%
2011	321	$12.16 to $12.30	$11.70 to $11.86	$3,790	0.37%	0.25% to 0.60%	(3.86)% to (3.52)%

T. Rowe Price® Health Sciences Portfolio I Sub-Account
2020	143	$41.06 to $42.11	$52.91 to $54.53	$7,677	0.00%	0.10% to 0.60%	28.84% to 29.49%
2019	128	$32.04 to $32.69	$41.06 to $42.11	$5,309	0.00%	0.10% to 0.60%	28.17% to 28.82%
2018	142	$31.88 to $32.22	$32.04 to $32.69	$4,580	0.00%	0.10% to 0.60%	(9.53)% to 0.85%
2017	95	$25.14 to $25.32	$31.88 to $32.22	$3,038	0.00%	0.25% to 0.60%	26.82% to 27.27%
2016	68	$28.25 to $28.35	$25.14 to $25.32	$1,722	0.00%	0.24% to 0.60%	(11.02)% to (10.71)%
2015	129	$25.20 to $25.21	$28.25 to $28.35	$3,658	0.00%	0.12% to 0.56%	12.08% to 12.48%
2014(x)	3	$24.99	$25.20 to $25.21	$77	0.00%	0.36%	0.84% to 1.07%

Intelligent Variable Annuity Prospectus	43

CONDENSED FINANCIAL INFORMATION

					For the period ended December 31,
Period	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(c)(e)	Total Return Lowest to Highest(b)(f)

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2020	1,877	$26.47 to $27.53	$27.55 to $28.79	$52,806	1.97%	0.10% to 0.60%	4.08% to 4.61%
2019	1,824	$25.52 to $26.40	$26.47 to $27.53	$49,144	2.40%	0.10% to 0.60%	3.73% to 4.25%
2018	1,768	$25.37 to $25.89	$25.52 to $26.40	$45,791	2.01%	0.10% to 0.60%	0.57% to 1.45%
2017	1,638	$25.26 to $25.69	$25.37 to $25.89	$42,082	1.47%	0.25% to 0.60%	0.45% to 0.80%
2016	1,489	$25.07 to $25.41	$25.26 to $25.69	$37,993	1.36%	0.25% to 0.60%	0.76% to 1.11%
2015	1,235	$25.14 to $25.39	$25.07 to $25.41	$31,212	1.14%	0.25% to 0.60%	(0.29)% to 0.06%
2014	903	$25.13 to $25.29	$25.14 to $25.39	$22,828	1.24%	0.25% to 0.60%	0.04% to 0.39%
2013	613	$25.25 to $25.32	$25.13 to $25.29	$15,454	1.51%	0.25% to 0.60%	(0.47)% to (0.12)%
2012(q)	220	$24.97	$25.25 to $25.32	$5,564	1.48%	0.25% to 0.60%	1.02% to 1.26%

Templeton Developing Markets VIP Fund—Class 1 Sub-Account
2020	931	$18.19 to $19.32	$21.23 to $22.66	$20,469	4.39%	0.10% to 0.60%	16.69% to 17.27%
2019	899	$14.42 to $15.24	$18.19 to $19.32	$16,856	1.24%	0.10% to 0.60%	26.16% to 26.79%
2018	967	$17.16 to $17.77	$14.42 to $15.24	$14,312	1.14%	0.10% to 0.60%	(15.95)% to (13.49)%
2017	1,033	$12.27 to $12.67	$17.16 to $17.77	$18,148	1.16%	0.25% to 0.60%	39.81% to 40.30%
2016	1,113	$10.48 to $10.78	$12.27 to $12.67	$13,935	1.09%	0.25% to 0.60%	17.09% to 17.50%
2015	1,125	$13.09 to $13.41	$10.48 to $10.78	$12,000	2.46%	0.25% to 0.60%	(19.91)% to (19.62)%
2014	926	$14.32 to $14.63	$13.09 to $13.41	$12,311	1.81%	0.25% to 0.60%	(8.64)% to (8.32)%
2013	634	$14.52 to $14.77	$14.32 to $14.63	$9,221	2.03%	0.25% to 0.60%	(1.33)% to (0.98)%
2012	457	$12.88 to $13.06	$14.52 to $14.77	$6,727	1.64%	0.25% to 0.60%	12.72% to 13.12%
2011	329	$15.36 to $15.53	$12.88 to $13.06	$4,277	1.14%	0.25% to 0.60%	(16.17)% to (15.88)%

Vanguard VIF Balanced Portfolio Sub-Account
2020(hh)	25	$25.95 to $27.58	$30.07 to $30.15	$742	0.00%	0.11% to 0.51%	9.44% to 15.20%

Vanguard VIF Capital Growth Portfolio Sub-Account
2020	272	$44.81 to $45.96	$52.33 to $53.93	$14,529	1.49%	0.10% to 0.60%	16.77% to 17.36%
2019	309	$35.64 to $36.37	$44.81 to $45.96	$14,047	1.08%	0.10% to 0.60%	10.16% to 26.37%
2018	316	$36.28 to $36.67	$35.64 to $36.37	$11,385	0.81%	0.10% to 0.60%	(10.44)% to (1.43)%
2017	277	$28.33 to $28.53	$36.28 to $36.67	$10,125	0.64%	0.25% to 0.60%	28.06% to 28.51%
2016	73	$25.71 to $25.81	$28.33 to $28.53	$2,086	1.04%	0.25% to 0.59%	10.18% to 20.44%
2015	16	$25.21	$25.71 to $25.81	$404	0.53%	0.15% to 0.60%	2.16% to 3.69%
2014(z)	2	$25.57	$25.21	$46	0.00%	0.20% to 0.45%	(1.43)% to (0.81)%

Vanguard VIF Conservative Allocation Portfolio Sub-Account
2020(ii)	29	$24.93 to $27.33	$28.92 to $29.02	$843	0.00%	0.10% to 0.51%	6.07% to 15.62%

Vanguard VIF Equity Index Portfolio Sub-Account
2020	2,602	$43.10 to $44.21	$50.64 to $52.20	$134,497	1.65%	0.10% to 0.60%	17.49% to 18.08%
2019	2,511	$33.03 to $33.70	$43.10 to $44.21	$110,048	1.79%	0.10% to 0.60%	11.44% to 31.17%
2018	2,208	$34.79 to $35.17	$33.03 to $33.70	$73,845	1.64%	0.10% to 0.60%	(5.08)% to (3.49)%
2017	2,056	$28.77 to $28.98	$34.79 to $35.17	$72,226	1.74%	0.25% to 0.60%	20.93% to 21.35%
2016	1,894	$25.89 to $25.98	$28.77 to $28.98	$54,854	0.80%	0.25% to 0.60%	11.14% to 11.53%
2015	306	$25.72	$25.89 to $25.98	$7,945	0.88%	0.25% to 0.60%	(0.01)% to 1.32%
2014(aa)	1	$26.00	$25.72	$19	0.00%	0.20% to 0.50%	(1.10)% to (1.04)%

Vanguard VIF Global Bond Index Portfolio Sub-Account
2020(jj)	48	$24.87 to $25.43	$25.54 to $25.61	$1,238	0.00%	0.11% to 0.50%	0.50% to 2.73%

Vanguard VIF High Yield Bond Portfolio Sub-Account
2020	1,447	$32.60 to $33.44	$34.25 to $35.30	$50,273	5.59%	0.10% to 0.60%	5.04% to 5.57%
2019	1,503	$28.36 to $28.94	$32.60 to $33.44	$49,592	5.63%	0.10% to 0.60%	14.98% to 15.56%
2018	1,380	$29.33 to $29.64	$28.36 to $28.94	$39,486	4.50%	0.10% to 0.60%	(3.32)% to (2.22)%
2017	1,186	$27.57 to $27.77	$29.33 to $29.64	$35,021	4.23%	0.25% to 0.60%	6.37% to 6.74%
2016	752	$24.91 to $25.00	$27.57 to $27.77	$20,834	4.04%	0.25% to 0.60%	10.69% to 11.08%
2015(bb)	395	$25.00	$24.91 to $25.00	$9,866	0.58%	0.25% to 0.60%	(4.20)% to (2.00)%

44	Prospectus Intelligent Variable Annuity

continued

						For the period ended December 31,
Period	Accumulation Units Outstanding, End of Period (000’s)		Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(c)(e)	Total Return Lowest to Highest(b)(f)

Vanguard VIF International Portfolio Sub-Account
2020(kk)	48		$27.47 to $36.04	$43.17 to $43.32	$2,059	0.00%	0.10% to 0.61%	19.95% to 56.75%

Vanguard VIF Mid-Cap Index Portfolio Sub-Account
2020	1,782		$38.86 to $39.86	$45.61 to $47.01	$82,556	1.46%	0.10% to 0.60%	17.37% to 17.95%
2019	1,754		$29.87 to $30.49	$38.86 to $39.86	$69,007	1.39%	0.10% to 0.60%	30.09% to 30.74%
2018	1,486		$33.15 to $33.50	$29.87 to $30.49	$44,813	1.09%	0.10% to 0.60%	(11.63)% to (9.56)%
2017	1,098		$28.00 to $28.21	$33.15 to $33.50	$36,655	1.02%	0.25% to 0.60%	18.37% to 18.78%
2016	666		$25.35 to $25.45	$28.00 to $28.21	$18,748	1.07%	0.25% to 0.60%	10.45% to 10.84%
2015	326		$25.88	$25.35 to $25.45	$8,283	0.42%	0.25% to 0.60%	(5.83)% to 1.24%
2014(aa)	4		$26.11	$25.88	$114	0.00%	0.20% to 0.37%	(0.89)%

Vanguard VIF Moderate Allocation Portfolio Sub-Account
2020(ll)	48		$25.04 to $30.25	$30.71 to $30.81	$1,469	0.00%	0.10% to 0.62%	1.58% to 22.65%

Vanguard VIF Real Estate Index Portfolio Sub-Account
2020	847		$34.88 to $35.77	$32.99 to $34.00	$28,404	2.49%	0.10% to 0.60%	(5.42)% to (4.95)%
2019	793		$27.24 to $27.80	$34.88 to $35.77	$28,008	2.66%	0.10% to 0.60%	28.04% to 28.68%
2018	796		$28.96 to $29.27	$27.24 to $27.80	$21,909	2.72%	0.10% to 0.60%	(7.66)% to 2.13%
2017	615		$27.80 to $28.00	$28.96 to $29.27	$17,944	2.17%	0.25% to 0.60%	4.15% to 4.52%
2016	395		$25.81 to $25.91	$27.80 to $28.00	$11,041	1.94%	0.25% to 0.60%	7.71% to 8.09%
2015	173		$25.41	$25.81 to $25.91	$4,480	0.97%	0.25% to 0.60%	(6.59)% to 1.97%
2014(y)	23		$25.39	$25.41	$582	0.00%	0.22% to 0.56%	(1.19)% to 0.06%

Vanguard VIF Small Company Growth Portfolio Sub-Account
2020	475		$41.54 to $42.60	$50.86 to $52.42	$24,568	0.65%	0.10% to 0.60%	22.45% to 23.06%
2019	476		$32.62 to $33.29	$41.54 to $42.60	$20,052	0.46%	0.10% to 0.60%	27.34% to 27.98%
2018	471		$35.38 to $35.76	$32.62 to $33.29	$15,529	0.35%	0.10% to 0.60%	(18.32)% to (7.50)%
2017	361		$28.83 to $29.04	$35.38 to $35.76	$12,857	0.45%	0.25% to 0.60%	22.73% to 23.16%
2016	309		$25.24 to $25.33	$28.83 to $29.04	$8,946	0.28%	0.25% to 0.60%	14.25% to 14.65%
2015	164		$26.11	$25.24 to $25.33	$4,161	0.06%	0.25% to 0.60%	(9.08)% to (1.07)%
2014(aa)	—	^	$26.03	$26.11	$1	0.00%	0.20%	0.33%

Vanguard VIF Total Bond Market Index Portfolio Sub-Account
2020	7,980		$27.96 to $28.67	$29.90 to $30.82	$242,375	2.36%	0.10% to 0.60%	6.94% to 7.47%
2019	6,630		$25.88 to $26.41	$27.96 to $28.67	$187,721	2.32%	0.10% to 0.60%	8.02% to 8.57%
2018	4,725		$26.07 to $26.35	$25.88 to $26.41	$123,467	2.05%	0.10% to 0.60%	(0.73)% to 1.87%
2017	3,213		$25.35 to $25.53	$26.07 to $26.35	$84,390	1.88%	0.25% to 0.60%	2.86% to 3.22%
2016	1,701		$24.88 to $24.98	$25.35 to $25.53	$43,317	1.80%	0.25% to 0.60%	1.86% to 2.22%
2015	820		$24.95	$24.88 to $24.98	$20,447	0.48%	0.23% to 0.59%	(0.27)% to 0.08%
2014(z)	—	^	$24.93	$24.95	$5	0.00%	0.43%	0.07%

Vanguard VIF Total International Stock Market Index Portfolio Sub-Account
2020(mm)	95		$0.00	$34.64 to $34.73	$3,295	0.00%	0.10% to 0.50%	16.98% to 34.81%

Vanguard VIF Total Stock Market Index Portfolio Sub-Account
2020(nn)	125		$0.00	$34.59 to $34.70	$4,317	0.00%	0.10% to 0.60%	20.76% to 38.95%

Intelligent Variable Annuity Prospectus	45

CONDENSED FINANCIAL INFORMATION

					For the period ended December 31,
Period	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(c)(e)	Total Return Lowest to Highest(b)(f)

VY Clarion Global Real Estate Portfolio-Class I Sub-Account
2020	177	$46.61 to $48.92	$44.09 to $46.51	$8,024	5.90%	0.10% to 0.60%	(5.40)% to (4.92)%
2019	177	$37.59 to $39.25	$46.61 to $48.92	$8,431	2.84%	0.10% to 0.60%	23.99% to 24.61%
2018	192	$41.34 to $42.46	$37.59 to $39.25	$7,368	5.54%	0.10% to 0.60%	(9.07)% to (7.20)%
2017	197	$37.54 to $38.43	$41.34 to $42.46	$8,281	3.77%	0.25% to 0.60%	10.11% to 10.49%
2016	201	$37.43 to $38.19	$37.54 to $38.43	$7,672	1.19%	0.25% to 0.60%	0.29% to 0.64%
2015	264	$38.20 to $38.83	$37.43 to $38.19	$10,021	3.23%	0.25% to 0.60%	(2.01)% to (1.67)%
2014	262	$33.69 to $34.13	$38.20 to $38.83	$10,118	1.20%	0.25% to 0.60%	13.38% to 13.78%
2013	136	$32.61 to $32.91	$33.69 to $34.13	$4,617	6.26%	0.25% to 0.60%	3.33% to 3.69%
2012	74	$26.02 to $26.17	$32.61 to $32.91	$2,437	0.80%	0.25% to 0.60%	25.33% to 25.77%
2011	44	$27.59 to $27.66	$26.02 to $26.17	$1,162	4.11%	0.25% to 0.60%	(5.72)% to (5.39)%

Wanger International Sub-Account
2020	178	$71.04 to $75.45	$80.75 to $86.21	$14,878	2.03%	0.10% to 0.60%	13.68% to 14.25%
2019	183	$54.98 to $58.10	$71.04 to $75.45	$13,400	0.83%	0.10% to 0.60%	29.21% to 29.86%
2018	191	$67.20 to $69.61	$54.98 to $58.10	$10,777	2.08%	0.10% to 0.60%	(20.81)% to (17.91)%
2017	220	$50.87 to $52.50	$67.20 to $69.61	$15,153	1.20%	0.25% to 0.60%	32.12% to 32.58%
2016	211	$51.90 to $53.39	$50.87 to $52.50	$10,968	1.14%	0.25% to 0.60%	(2.00)% to (1.65)%
2015	241	$52.16 to $53.47	$51.90 to $53.39	$12,736	1.46%	0.25% to 0.60%	(0.50)% to (0.15)%
2014	237	$54.89 to $56.07	$52.16 to $53.47	$12,587	1.56%	0.25% to 0.60%	(4.98)% to (4.64)%
2013	169	$45.13 to $45.94	$54.89 to $56.07	$9,409	2.73%	0.25% to 0.60%	21.64% to 22.06%
2012	128	$37.35 to $37.88	$45.13 to $45.94	$5,846	1.47%	0.25% to 0.60%	20.83% to 21.26%
2011	85	$44.01 to $44.48	$37.35 to $37.88	$3,194	4.82%	0.25% to 0.60%	(15.13)% to (14.83)%

Wanger Select Sub-Account
2020	31	$61.75 to $65.59	$77.74 to $82.99	$2,529	0.79%	0.10% to 0.60%	25.90% to 26.53%
2019	33	$48.04 to $50.78	$61.75 to $65.59	$2,108	0.08%	0.10% to 0.60%	28.53% to 29.17%
2018	48	$55.18 to $57.16	$48.04 to $50.78	$2,393	0.17%	0.10% to 0.60%	(23.32)% to (12.63)%
2017	43	$43.83 to $45.24	$55.18 to $57.16	$2,458	0.18%	0.25% to 0.60%	25.91% to 26.35%
2016	46	$38.89 to $40.01	$43.83 to $45.24	$2,043	0.18%	0.25% to 0.60%	12.68% to 13.08%
2015	46	$39.03 to $40.01	$38.89 to $40.01	$1,836	0.01%	0.25% to 0.60%	(0.35)% to 0.00%
2014	50	$38.07 to $38.89	$39.03 to $40.01	$2,001	0.00%	0.25% to 0.60%	2.52% to 2.88%
2013	51	$28.46 to $28.97	$38.07 to $38.89	$1,973	0.29%	0.25% to 0.60%	33.77% to 34.24%
2012	58	$24.17 to $24.51	$28.46 to $28.97	$1,682	0.49%	0.25% to 0.60%	17.75% to 18.16%
2011	43	$29.54 to $29.85	$24.17 to $24.51	$1,056	1.86%	0.25% to 0.60%	(18.17)% to (17.89)%

Wanger USA Sub-Account
2020	27	$101.13 to $107.42	$124.88 to $133.31	$3,510	0.00%	0.10% to 0.60%	23.49% to 24.10%
2019	25	$77.60 to $82.02	$101.13 to $107.42	$2,601	0.28%	0.10% to 0.59%	30.32% to 30.97%
2018	26	$79.23 to $82.07	$77.60 to $82.02	$2,080	0.11%	0.10% to 0.60%	(15.02)% to (1.71)%
2017	16	$66.65 to $68.80	$79.23 to $82.07	$1,317	0.00%	0.25% to 0.60%	18.87% to 19.28%
2016	14	$58.98 to $60.67	$66.65 to $68.80	$959	0.00%	0.25% to 0.60%	13.01% to 13.40%
2015	13	$59.70 to $61.19	$58.98 to $60.67	$796	0.00%	0.25% to 0.60%	(1.20)% to (0.86)%
2014	12	$57.32 to $58.55	$59.70 to $61.19	$735	0.00%	0.25% to 0.60%	4.16% to 4.52%
2013	14	$43.11 to $43.88	$57.32 to $58.55	$805	0.18%	0.25% to 0.60%	23.85% to 33.42%
2012	21	$36.14 to $36.65	$43.11 to $43.88	$909	0.33%	0.25% to 0.60%	19.30% to 19.60%
2011	23	$37.67 to $38.08	$36.14 to $36.65	$844	0.00%	0.25% to 0.60%	(4.07)% to (3.73)%

46	Prospectus Intelligent Variable Annuity

concluded

					For the period ended December 31,
Period	Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(a)(c)(e)	Total Return Lowest to Highest(b)(f)

Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account
2020	724	$18.53 to $19.69	$19.77 to $21.11	$14,828	4.06%	0.10% to 0.60%	6.67% to 7.21%
2019	756	$16.30 to $17.23	$18.53 to $19.69	$14,454	5.21%	0.10% to 0.60%	13.70% to 14.27%
2018	830	$17.07 to $17.68	$16.30 to $17.23	$13,873	5.11%	0.10% to 0.60%	(4.50)% to (2.11)%
2017	853	$15.80 to $16.31	$17.07 to $17.68	$14,899	5.42%	0.25% to 0.60%	8.00% to 8.38%
2016	882	$13.75 to $14.15	$15.80 to $16.31	$14,223	5.36%	0.25% to 0.60%	14.92% to 15.32%
2015	1,199	$14.69 to $15.06	$13.75 to $14.15	$16,808	6.10%	0.25% to 0.60%	(6.40)% to (6.07)%
2014	1,102	$14.95 to $15.28	$14.69 to $15.06	$16,466	9.29%	0.25% to 0.60%	(1.74)% to (1.40)%
2013	528	$14.16 to $14.41	$14.95 to $15.28	$8,009	7.55%	0.25% to 0.60%	5.63% to 6.00%
2012	365	$12.04 to $12.21	$14.16 to $14.41	$5,227	8.88%	0.25% to 0.60%	17.62% to 18.03%
2011	200	$11.90 to $12.03	$12.04 to $12.21	$2,429	7.54%	0.25% to 0.60%	1.11% to 1.46%

(a)	Does not include expenses of underlying TIAA-CREF Life Fund.
(b)

Not annualized for periods less than one year. Certain bands for some Sub-Accounts were activated in 2018. The commencement date of the activated bands varies across Sub-Accounts. The total return presented for the activated bands represents the return from commencement to December 31, 2018.

(c)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(d)

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as administrative expenses and mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(e)

These amounts represent the annualized expenses of the Sub-Account, consisting primarily of administrative expenses and mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(f)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.

(k)	Sub-account commenced operations on May 9, 2012.
(l)	Sub-account commenced operations on May 7, 2012.
(m)	Sub-account commenced operations on July 10, 2012.
(n)	Sub-account commenced operations on June 27, 2012.
(q)	Sub-account commenced operations on March 19, 2012.
(r)	Sub-account commenced operations on November 26, 2013.
(s)	Sub-account commenced operations on November 20, 2013.
(t)	Sub-account commenced operations on December 9, 2013.
(u)	Sub-account commenced operations on January 3, 2014.
(v)	Sub-account commenced operations on February 19, 2014.
(w)	Sub-account commenced operations on February 20, 2014.
(x)	Sub-account commenced operations on December 17, 2014.
(y)	Sub-account commenced operations on December 19, 2014.
(z)	Sub-account commenced operations on December 22, 2014.
(aa)	Sub-account commenced operations on December 23, 2014.
(bb)	Sub-account commenced operations on January 16, 2015.
(cc)	Sub-account commenced operations on March 27, 2015.
(dd)	Sub-account commenced operations on January 21, 2015.
(ee)	Sub-account commenced operations on July 11, 2017.
(ff)	Sub-account commenced operations on April 30, 2019.
(gg)	Sub-account commenced operations on December 11, 2020.
(hh)	Sub-account commenced operations on June 3, 2020.
(ii)	Sub-account commenced operations on May 13, 2020.
(jj)	Sub-account commenced operations on May 12, 2020.
(kk)	Sub-account commenced operations on May 27, 2020.
(ll)	Sub-account commenced operations on May 14, 2020.
(mm)	Sub-account commenced operations on May 15, 2020.
(nn)	Sub-account commenced operations on May 12, 2020.
^	Amount represents less than 1,000 units.

Intelligent Variable Annuity Prospectus	47

For more information about Intelligent Variable Annuity

How to reach us

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Administrative Office

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To learn more about the Contract, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI contains more detailed information about the Contract than is contained in this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of the prospectus. The table of contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Accumulation Values, or to request other information about the Contract, please call or write to us at our Administrative Office 877 694-0305.

The SAI has been filed with the SEC. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Contract and us. Information about us and the Contract (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 551-8090.

Investment Company Act of 1940

Registration File No. 811-08963

A11511

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